EXHIBIT 10.5
               FIRST MODIFICATION TO OFFICE SPACE LEASE AGREEMENT

         This First Modification to Office Space Lease Agreement ("First Modification") is made and entered into as of the 23rd day of November, 1994, by and between BLUMBERG/ALHAMBRA PARTNERS ("Landlord"), successor in interest to The Travelers Insurance Company ("Former Landlord") and SUNGLASS HUT INTERNATIONAL, INC. ("Tenant").

                                  RECITATIONS

     A. By Office Space Lease Agreement ("Lease") dated October 28, 1993, by and between Former Landlord and Tenant, Former Landlord leased to Tenant and Tenant leased from Former Landlord, thirty-three thousand five hundred fourteen (33,514) square feet of the floor space ("Initial Premises"), consisting of the entire twelfth (12th) and thirteenth (13th) floors of the building ("Building") having a street address of 255 Alhambra Circle, Coral Gables, Florida 53l34 and commonly known as Alhambra International Center.

         B. Landlord has acquired the fee simple title to the Alhambra International Center from Former Landlord and is the assignee of the lessor's interest in, to and under the Lease.

         C. Tenant has requested that the Lease be modified to increase the Initial Premises by an additional eight thousand five hundred ninety-seven (8,597) rentable square feet ("Additional Space") and modify other provisions of the Lease as necessary or desirable as a result of such increase in the size of the Premises. The Landlord has agreed to so modify the Lease upon the terms and conditions hereinafter stated.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and Ten Dollars ($10.00) and other good and valuable considerations passing between the parties, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing Recitations are true and correct and incorporated herein by reference.

         2. All capitalized terms utilized herein shall have the meaning as set forth in the Lease except as expressly otherwise provided herein.

         3. The Additional Space is located on the Eleventh (11th) Floor of the Building, known as Suite 1150, as shown cross hatched and identified on the Floor Plan attached hereto as Exhibit "A-l" and made a part hereof. The Additional Space shall be added to and become a part of the premises demised under the Lease, and the Additional Space and Initial Premises are hereinafter collectively referred to as the "Premises." The term "Premises" wherever used in the Lease shall be deemed to include and refer to the Initial Premises and the Additional Space. The provisions of the Lease that are affected by a change in the size of the Premises are hereby deemed modified as appropriate, including, without limitation, the following:

               (a) Section 1.2 of the Lease is hereby modified to reflect that the Rentable Area of the Premises is forty-two thousand one hundred eleven (42,111) isquare feet of floor space, as calculated by Architectural Design Collaborative, Inc., Architects, in accordance with the Building Owners' and Managers' Association ("B0MA") Standard Method of Office Space Calculation using a four (4%) percent common-area factor for the Initial Premises, as provided in the Lease, and a fifteen (15%) percent common-area factor for the Additional Premises.

               (b) The lease commencement date for the additional space ("Additional Space Lease Commencement Date") shall be February 1, 1995, and the term of the Lease as to the entire Premises shall expire on the Lease Expiration Date of April 30, 2004. If the Additional Space Tenant Improvement Work to be performed by Landlord pursuant to Article 4 of this First Modification is substantially complete and the Additional Space is ready for occupancy prior to February 1, 1995, Landlord shall allow Tenant to occupy the Additional Space at no charge until the Additional Space Lease Commencement Date. If the Additional Space Tenant Improvement Work shall not be substantially complete and the Additional Space ready for occupancy on February 1, 1995, because of delay not caused by or attributable to Tenant, the Additional Space Lease Commencement Date shall be delayed until the Additional Space Tenant Improvement Work is completed and the Additional Space is ready for occupancy; however, in such event the Lease Expiration Date shall remain April 30, 2004.

               (c) Tenant shall pay Base Rent for the Additional Space monthly installments in the amount of Twelve Thousand Five Hundred Thirty-Seven and 29/100 Dollars ($12,537.29) on February 1, 1995, and on the first day of each month thereafter during the Initial Term of the Lease, subject to adjustment as provided in the Lease as modified by this First Modification. The total monthly Base Rent for the Premises as of February 1, 1995 shall be Fifty-One Thousand Six Hundred Thirty-Six and 96/100 Dollars ($51,636.96).

               (d) Tenant shall pay as Additional Rent for the Additional Space Tenant's proportionate share of increases in Operating Expenses, as defined in
Section 3.4 of the Lease. Tenant's share of increases in Operating Expenses for the Additional Space shall be 4.14%. The Additional Rent on the Additional Space resulting from increases in the Basic Cost, as defined in said Section 3.4, shall be paid by Tenant to Landlord in accordance with the provisions of said
Section 3.4, except that the Initial Basic Cost for the Additional Space shall be defined as the Basic Cost for the calendar year 1995. Tenant's share of increases in Operating Expenses for the entire Premises shall be the total amount calculated for the Initial Premises as provided in the Lease and for the Additional Space as provided in this First Modification, it being understood that the Base Year for calculation of Tenant's share of increases in Operating Expenses for the Initial Premises shall be 1994 and the Base Year for such calculation for the Additional Space shall be 1995.

               (e) Tenant shall pay any applicable sales, use, value added or excise tax on all rents or other sums or amounts paid by Tenant to Landlord for the entire Premises as provided in Section 3.6 of the Lease.

               (f) On February 1, 1996 and annually thereafter on the first day of February of each and every year during the Initial Term of the Lease, the monthly Base Rent for the Additional Space shall be adjusted and increased (but never decreased) to an amount equal to Twelve Thousand Five Hundred Thirty-Seven and 29/100 Dollars ($12,537.29) ("Initial Base Rent for the Additional Space") plus the sum obtained by multiplying the Initial Base Rent for the Additional Space by the percentage of increase in the CPI (as defined in Section 3.3 of the Lease) occurring between December 1994 and the month of December immediately preceding the month of February in which the adjustment then being made is to be effective. Landlord shall submit to Tenant a statement (no more frequently than once in any twelve-month period) of the total increase in the CPI during the applicable period for the adjustment of the monthly Base Rent for the Additional Space, and the monthly installment of Base Rent for the Additional Space for the succeeding twelve-month period commencing on each February 1 shall be adjusted in accordance with said statement. If the monthly Base Rent [payable during any such twelve-month period has not or cannot be computed by February 1 of any year, Tenant shall continue to pay the monthly installments of Base Rent for the Additional Space at the last then prevailing rate until the amount of the adjusted monthly Base Rent for the Additional Space shall have been computed, whereupon Tenant shall pay the deficiency, if any, between the monthly Base Rent for the Additional Space actually paid and the new monthly Base Rent with the payment of monthly Base Rent for the Additional Space next coming due.

Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree that the CPI adjustment of monthly Base Rent for the Additional Space shall not result in the monthly Base Rent for the Additional Space effective for any twelve-month period commencing on February 1 of any year being greater than 105% of the monthly Base Rent for the Additional Space in effect for the immediately preceding twelve-month period. The adjustment of Base Rent for the Initial Premises shall be made as contemplated and provided by the Lease prior to and notwithstanding this First Modification and the adjustment of monthly Base Rent for the Additional Space shall be made as provided in this First Modification, it being understood that said adjustments shall be separately made.

               (g) Section 21.1 of the Lease is hereby modified to provide that, as of February 1, 1995, Tenant's allotment of Unassigned Parking spaces shall be increased from fifty-six (56) spaces to seventy-six (76) spaces. Charges for the twenty (20) additional Unassigned parking spaces shall be at Thirty ($30.00) Dollars per month per space during the twelve (l2) month period commencing on the Additional Space Lease Commencement Date, and thereafter at the then prevailing monthly garage contract rate, subject to change from time to time, provided that the applicable rate shall never exceed the prevailing monthly garage contract rate in effect on the first date of change increased by five (5%) percent per year, cumulatively, from said first date of change. Said section is further modified to provide that Tenant's allotment of Reserved Parking is increased, as of February 1, 1995, from eleven (11) spaces to thirteen (13) spaces. The two (2) additional Reserved Parking spaces shall be made available at Forty ($40.00) Dollars per month per space during the twelve
(12) month period commencing on the Additional Space Lease Commencement date, and thereafter, at the then prevailing garage contract rate for Reserved Parking, subject to change from time to time, provided that the applicable rate shall never exceed the prevailing monthly garage contract rate for Reserved Parking in effect on the first date of change increased by five (5%) percent per year, cumulatively, from said first date of change. The location of such Reserved Parking spaces shall be subject to redesignation from time to time, as determined by Landlord, however, Landlord agrees that in the event of redesignation, all reserved spaces shall be located on a floor or floors of the garage which are directly connected to the Building by fly bridge walkway. Notwithstanding the provisions hereof, the parking spaces, whether Unassigned Parking or Reserved Parking, allocated to Tenant pursuant to Section 21.1 of the Lease prior to this First Modification, shall continue to be allocated, governed and charges therefor levied pursuant to Section 21.1 of the Lease without reference to this First Modification. Except as otherwise provided in this First Modification, the additional parking spaces allotted under this First Modification shall be governed by the provisions of Article 21 of the Lease.

         4. Landlord shall undertake and substantially complete, with reasonable diligence, the Additional Space Tenant Improvement Work as described and provided in the Workletter hereto attached as Exhibit "A-2" and expressly made a part hereof. Landlord and Tenant agree that the Workletter hereto attached shall govern and control the rights, responsibilities and obligations of the parties with respect to the Tenant Improvement Work and that to the extent applicable, Sections 2.4 and 2.5 shall apply with respect to completion of the work.

         5. The provisions of Article 22 RENEWAL OPTIONS of the Lease shall apply to the entire Premises and the exercise of either or both of the Renewal Options in the manner provided in the Lease shall serve to extend and renew the Lease, as hereby modified, as to the entire Premises in the manner and to the effect stated in said Article 22. However, notwithstanding the provisions of
Section 22.3 of Article 22, Landlord shall have no obligation to provide Tenant with a "Refurbishment Allowance" for the Additional Space, and the "Base Rent" for the Additional Space shall, for the first Lease Year of each Renewal Term and for each succeeding year of each Renewal Term, be equal to one hundred (100%) percent of "Fair Market Rental Rate" prevailing at the commencement of each Lease Year, determined in accordance with said Article 22. The Refurbishment Allowance provider in said Section 22.3 shall continue to apply to the Initial Premises and the provisions of said Section 22.3 with respect to Base Rent shall continue to apply to the Initial Premises as though this First Modification to Office Space Lease Agreement had not been executed.

         6. The provisions of Article 23 EXPANSION OPTION are hereby stricken and deleted from the Lease and the Expansion Option granted in said Article 23 is hereby declared void and of no further force or effect. Tenant acknowledges and agrees that it has no further right of expansion of the premises under this Lease nor any option or right to lease or occupy any space other than the Premises consisting of the Initial Premises and the Additional Space.

         7. Tenant represents and warrants to Landlord that there is no broker involved on its behalf or employed by it in connection with the leasing of the Additional Space or the negotiation or consummation of this First Modification and agrees to indemnify and hold Landlord harmless against any claim or liability asserted by any broker claiming a commission or compensation on account of this transaction as having represented Tenant or presented the Additional Space to Tenant for leasing. Landlord represents and warrants to Tenant that except for Fort Dallas Associates, Inc., there is no broker involved on its behalf or employed by it in connection with the leasing of the Additional Space to Tenant or the negotiation and consummation of this First Modification, and agrees that all commission and compensation due to Fort Dallas Associates, Inc. shall be paid solely by Landlord. Landlord agrees to indemnify and hold Tenant harmless against any claim or liability asserted by any broker claiming a commission or compensation on account of this transaction as having been employed by or representing Landlord in this transaction.

         8. The Lease, as modified by this First Modification, except as hereinabove expressly otherwise provided, shall include and apply to the Additional Space as well as the Initial Premises and the Lease is hereby modified and amended as provided in this First Modification. The Lease, as hereby modified and amended, shall continue in full force and effect.

         9. RADON GAS NOTICE. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. This notice is given pursuant to 404.056(7), Florida Statutes.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this First Modification to Office Space Lease Agreement on or as of the day and year first above written.

LANDLORD

Signed, sealed and delivered          BLUMBERG/ALHAMBRA PARTNERS,
in the presence of:                   a Florida General Partnership

 /s/ Agnes Arcia                      BY: AMERICAN VENTURES PROPERTY
------------------------------             FUND-I, LTD., a Florida Limited
(print name  Agnes Aarcia        )         Partnership, General Partner
           ----------------------


 /s/ Esperanza Silvestre
------------------------------
(print name  Esperanza Silvestre )    BY: AVRA-GPI, INC., a Florida Corporation,
           ----------------------          General Partner of American Ventures
                                           Property Fund-I, Ltd.
(as to "Landlord")

                                      BY: /s/ Philip Blumberg
                                         ------------------------------

                                         Philip Blumberg, President

                                      BY: ALHAMBRA PROPERTY FUND, LTD,
                                           a Florida Limited Partnership,
                                           General Partner

                                      BY: ALHAMBRA PROPERTY FUND GP,
                                           INC., a Florida Corporation,
                                           General Partner of Alhambra Property
                                           Fund, Ltd.

                                      BY: /s/ Philip Blumberg
                                         ------------------------------
                                         Philip Blumberg, President

                                    "TENANT"

Signed, sealed and delivered
in the presence of:                   SUNGLASS HUT INTERNATIONAL, INC.,
                                      a Delaware Corporation

Signed, sealed and delivered
in the presence of:

     /s/ Susana O. Meszaros
--------------------------------
(print name  Susana O. Meszaros
                                      BY:  /s/ JACK CHADSEY
                                         ------------------------------
                                           JACK CHADSEY
     /s/ [ILLEGIBLE]
--------------------------------
(print name   [ILLEGIBLE]             Title:   PRESIDENT, AND CEO
           ---------------------            ---------------------------


(AS TO "TENANT")

                                  Exhibit "A-1"

                                [GRAPHIC OMITTED]

FLOOR PLAN - ELEVENTH FLOOR

                                  EXHIBIT "A-2"

                 SECOND MODIFICATION OF LEASE AGREEMENT BETWEEN

                   BLUMBERG / ALHAMBRA PARTNERS, AS LANDLORD

                AND SUNGLASS HUT INTERNATIONAL, INC., AS TENANT


                         WORK LETTER - ADDITIONAL SPACE

Landlord and Tenant agree as follows:

         1. PLANS. Landlord shall provide, at Tenant's expense, as part of Tenant Improvement Allowance, those services of a licensed architect (the "Architect Services"). The charge for such Architectural Services will be reasonable and competitive when compared with those architectural services provided in similar buildings located in Coral Gables, Florida. As part of the Architect Services, Landlord's architect shall prepare a preliminary space plan for the Additional Space which shall include partitions, door locations and finish specifications desired by Tenant. Upon approval of the preliminary space plan by both parties, which approval shall not be unreasonably withheld or delayed, as part of the Architect Services, Landlord's architect shall prepare Construction Documents (the "Construction Documents"), including partition and door location drawings, telephone rough-in and electrical drawings, reflected ceiling drawings and finish specifications required by Tenant and consistent with the preliminary space plan. The Space Plan or Construction Documents and any changes thereto are subject to Landlord approval. Tenant agrees to pay for changes or alterations to the Space Plan or Construction Documents or any costs incurred by the Architect Services due to Tenant's or Landlord's request.

         2. SELECTION OF CONTRACTOR. Promptly following the completion and Tenant approval of the Construction Documents, Landlord, shall prepare bid packages and shall solicit bids for the construction of the Work (hereinafter "Work") from Contractors approved by Landlord to perform work within the Building (the "Approved Contractors"). Bids from the Approved Contractors shall be delivered to the offices of Landlord. Landlord shall award the construction contract for the Work to such bidder among the Approved Contractors as Landlord deems appropriate in its sole discretion, however, Landlord shall not award the construction contract to any contractor whose bid is more than five percent (5%) greater than the lowest received bid unless otherwise specifically agreed by Tenant.

         3. TENANT IMPROVEMENT ALLOWANCE. Landlord shall provide a Tenant Improvement Allowance (the "Allowance") of eighteen ($18.00) dollars per rentable square foot of the Additional Space. Landlord shall first apply the Allowance to the total cost of the Work, including Architectural Services. In the event the cost of the Work exceeds the Allowance, prior to the commencement of the Work, Tenant shall pay to the Landlord fifty percent (50%) of the estimated cost of the Work in excess of the Allowance; fifty percent (50%) of the estimated cost of the Work in excess of the Allowance shall be paid by the Tenant to the Landlord upon substantial completion of the Work. All additional costs attributable to change orders or modifications requested by Tenant, shall be at Tenant's expense.

         The Allowance is to be used solely for the purposes specifically set forth in this Workletter - including, drywall partitioning, doors (hardware and frame), electrical work, plumbing, HVAC and related mechanical work, fire alarm and sprinkler work, lighting, floor covering, millwork, built-in furniture and other fixtures, Tenant's telephone system and computer wiring - and for no other purpose unless otherwise agreed to in writing by the parties hereto. Landlord shall deliver the Additional Space in "as-is" condition; however, Tenant shall have the right to salvage, for the purpose of utilizing within the Additional Space, existing materials - including, drywall partitions, HVAC supply/return grills, duct work, VAV boxes, electrical wiring, doors and related hardware and 2' x 4' light fixtures. In the event Tenant elects to re-use the existing light fixtures, such fixtures shall be refitted with energy efficient electric ballasts, and T-8 fluorescent light bulbs, the cost of which shall be deducted from the Allowance.

         4. CONSTRUCTION OF TENANT IMPROVEMENTS. Except as provided in Paragraph 5 hereinafter, Landlord shall cause to be performed within the Additional Space, substantially in accordance with the Construction Documents approved by Landlord and Tenant, partitions, interior doors, lights, fixtures, acoustical ceiling, floor covering, electrical outlets, telephone rough-ins, and other improvements required by Tenant which are normally performed by the construction trade.

         All Work (as defined in Paragraph 4 of this Workletter) will be performed by a contractor selected by Landlord, subject to the conditions set forth herein. All mechanical, structural, electrical, plumbing and fire sprinkler engineering required for the Work will be performed by the Landlord's engineers at Tenant's expense.

         Subject to the provisions of the Lease and this Workletter, Landlord shall proceed diligently to cause the Work to be substantially completed on or before February 1, 1995, subject to events beyond Landlord's reasonable control, including, without limitation, any of the items set forth in paragraph 8 of this Workletter. Notwithstanding the foregoing, Landlord shall not be liable for failure to substantially complete the Work on or before said date.

         5. OTHER WORK BY TENANT. All work not within the scope of the normal construction trades employed by the Landlord - such as, furniture, telephone equipment and wiring and office equipment - shall be furnished and installed by Tenant. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such manner as to maintain harmonious labor relations and as not to unreasonably interfere with or delay the work of Landlord's contractors. Tenant's contractors, subcontractors and laborers shall be subject to the administrative supervision of Landlord's general contractor. Contractors and subcontractors engaged by Tenant shall employ sufficient personnel and means to insure so far as may be possible the progress of the work without interruption on account of strikes, work stoppage or similar causes for delay. Landlord shall give reasonable access and entry to the Additional Space to Tenant and its contractors and subcontractors and reasonable opportunity and time and reasonable use of available facilities so as to enable Tenant to adapt the Additional Space for Tenant's use; provided, however, that if such entry is prior to the commencement of the term of this Lease, such entry shall be subject to all of the terms and conditions of the Lease except the payment of rent.

         6. SUBSTITUTE MATERIALS. Landlord reserves the right to substitute materials, finishes, fixtures, equipment and the like for similar materials (hereinafter "Materials"), etc. which are of equal quality.

         7. COMPLETION-PUNCHLIST. When Landlord, in its sole discretion, considers the Work to be substantially complete or about to be substantially completed, Landlord shall notify Tenant as to the date or anticipated date of substantial completion and of a time and date for inspection of the Work. Tenant agrees to inspect the Additional Space at such time and on such date and to execute at the time of such inspection Landlord's form of inspection report which shall list items designated by Landlord as not yet completed and any additional items which Landlord and Tenant reasonably agree upon such inspection are not yet completed (said list is hereinafter referred to as the "Punchlist") If the Punchlist consists only of items which shall not materially interfere with Tenant's ability to use and occupy the Additional Space for their intended purpose, Tenant agrees to also execute at the time of such inspection a written statement that the Additional Space has been substantially completed in accordance with this Workletter and the Lease subject only to the items listed on the Punchlist. If Tenant does not appear for inspection on the date designated or agreed upon, Tenant shall be deemed to have accepted the Additional Space as substantially completed and Landlord or its representative may execute the Punchlist on behalf of both Landlord and Tenant. Tenant agrees that, at the request of Landlord from time to time after the initial inspection, Tenant shall initial the Punchlist or execute revised Punchlists to reflect partial completion of prior Punchlist items.

        At any time after substantial completion of the Work or the Additional Space Term Commencement Date, whichever occurs first, Landlord may enter the Additional Space to complete Punchlist items.

         8. DELAYS IN WORK. The following shall constitute Tenant Delays to substantial completion of the Work:

                  (a) Tenant's delay of approving the space plan within three
         (3) business days from receipt from Landlord, the Construction Documents or any revision(s) thereto; or

                  (b) Tenant's delay in approving any pricing schedule or revisions thereto within two (2) business days from receipt from Landlord; or

                  (c) Landlord's inability to obtain any materials, finishes, or installations, or complete any construction procedures specially requested by Tenant as part of the Work on a timely basis; or

                  (d) Delay in commencement of any Work on account of Tenant's failure to pay for any portion of the cost of the Work as and when payable by Tenant hereunder; or

                  (e) Tenant's requested changes in Tenant Work, Space Plan or Construction Documents; or

                  (f) Any other act, omission or delay by Tenant, its agents, contractors or persons employed by any such persons which directly delays the substantial completion of the Work

         9. MISCELLANEOUS.

                  (a) The Work shall be done by Landlord, or its designees, contractors or subcontractors, in accordance with the terms, conditions and provisions herein contained.

                  (b) Except as expressly set forth herein or in the Lease, Landlord has no other agreement with Tenant and has no separate obligation to do any other work with respect to the additional space.

                  (c) Any person signing the Workletter on behalf of Landlord or Tenant warrants and represents he or she has the authority to do so.

                  (d) This Workletter shall not be applicable to any additional area added to the Additional Space at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any riders or supplement thereto.
                  (e) With respect to any amounts owed by Tenant hereunder and not paid when due or Tenant's failure to perform its obligations hereunder, Landlord shall have all of the rights and remedies granted to Landlord under the Lease, as in the event of a default, for non-payment by Tenant of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder.







Initials of:

      [ILLEGIBLE]
----------------------------
Landlord

      [ILLEGIBLE]
----------------------------
Tenant

               SECOND MODIFICATION TO OFFICE SPACE LEASE AGREEMENT


         This Second Modification to Office Space Lease Agreement ("Second Modification") is made and entered into as of the 30th day of July, 1996, by and between BLUMBERG/ALHAMBRA PARTNERS ("Landlord"), successor in interest to The Travelers Insurance Company ("Former Landlord") and SUNGLASS HUT INTERNATIONAL, INC. ("Tenant").

                              BACKGROUND STATEMENT

         A. Former Landlord and Tenant entered into that certain Office Space Lease Agreement ("Original Lease") dated October 28,1993 whereby Former Landlord leased to Tenant and Tenant leased from Former Landlord thirty three thousand five hundred fourteen (33,514) square feet of the floor space ("Initial Premises"), consisting of the entire twelfth (12th) and thirteenth (13th) floors and amended by the First Modification to Office Space Lease Agreement dated November 23, 1994 ("First Modification"), whereby Landlord leased to Tenant and Tenant leased from Landlord certain Premises ("Additional Space") consisting of eight thousand five hundred and ninety seven (8,597) rentable square feet located on the eleventh (11th) floor of the building ("Building") having a street address of 255 Alhambra Circle, Coral Gables, Florida 33134, commonly known as Alhambra International Center. The Original Lease and the First Modification are hereinafter collectively referred to as the "Lease".

         B. Tenant has requested that the Term of the Lease for the Additional Space be extended by two (2) years and three (3) months.

         NOW THEREFORE, in consideration of the rent to be paid for the Extended Lease Term the mutual covenants and conditions contained herein and Ten Dollars ($10.00) and other good and valuable conditions, the receipt and sufficiency is hereby acknowledged, Landlord and Tenant covenant and agree as follows:

         1. The matters stated on the background statement are true and correct and incorporated herein by reference.

         2. All capitalized terms utilized herein shall have the meaning as set forth in the Lease and First Modification except as expressly otherwise provided herein. In the event of any conflict between the terms of this Second Modification, the terms of the Lease and this Second Modification shall prevail.

               (a) Term Extension - Landlord and Tenant agree to extend the Term of the Lease for the Additional Space identified as Suite 1150 as depicted in Exhibit "A". The term extension ("Term Extension") shall continue for a period of two years and three months so that the new Lease Expiration Date shall be July 31, 2006.

               (b) Tenant represents and warrants to Landlord that there is no broker involved on its behalf or employed by in connection with leasing of the Additional Space or the negotiation or consummation of this Second Modification and agrees to indemnify and hold Landlord harmless against any claim or liability asserted by any broker claiming a commission or compensation on account of this transaction as having represented Tenant or presented the Additional Space to Tenant for leasing. Landlord represents and warrants to Tenant that except for American Ventures Realty Corporation there is no broker involved on its behalf or employed by it in connection with the leasing of the Additional Space to Tenant or the negotiation and consummation of the Second Modification, and agrees that all commission and compensation due American Ventures Realty Corporation shall be paid solely by Landlord. Landlord agrees to indemnify and hold Tenant harmless against any claim or liability asserted by any broker claiming a commission or compensation on account of this transaction as having been employed or representing Landlord in this transaction.

         3. The Lease as modified by this Second Modification, except as hereinabove expressly otherwise provided, shall include and apply to the Additional Space and the Lease is hereby modified and amended as provided in this Second Modification. The Lease, as hereby modified and amended shall continue in full force and effect.

         4. Radon Gas Notice - Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. This notice is given pursuant to /section/ 404.056(7), Florida Statutes.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Modification to Office Space Lease Agreement on or as of the day and year first above written.

Signed, sealed and delivered in the
presence of:
                            LANDLORD:
                            Blumberg/Alhambra Partners, a Florida general partnership

                            By: American Ventures Property Fund -1, Ltd.
                                a Florida limited partnership as General Partner

                            By: AVRA-GPI, Inc. a Florida corporation as
                                 General Partner

 /s/ Agnes Garcia           By: /s/ Phillip F. Blumberg
---------------------          --------------------------------
                               Phillip F. Blumberg, President


 /s/ [ILLEGIBLE]
---------------------

                            TENANT:
                            Sunglass Hut International, Inc.
                            a Florida Corporation

 /s/ [ILLEGIBLE]            By: Jack B. Chadsey
---------------------          --------------------------------
                               Jack B. Chadsey, President & CEO

 /s/ Claudia Black
---------------------

                                [GRAPHIC OMITTED]



FLOOR PLAN - ELEVENTH FLOOR

                              DISCLOSURE STATEMENT

RE: The sale/lease between AMERICAN VENTURES REALTY CORPORATION. as Seller/Landlord and SUNGLASS HUT INTERNATIONAL, INC. as Purchaser/Tenant of the premises identified as 255 ALHAMBRA CIRCLE, SUITE, MIAMI, Florida.

     Pursuant to Ch. 475, Florida Statutes, and Rule 221V-10.033, Rules of the Florida Real Estate Commission, American Ventures Realty Corporation ("AVRC") makes the following disclosures:

I.    In the above transaction, AVRC represents:

      [ ]   (a) the Tenant/Purchaser only;

      [X]   (b) the Landlord/Seller only;

      [ ]   (c) the Subtenant and Sublandlord jointly and such dual agency is expressly consented to by the parties by their execution hereof.


II.   In the above transaction, AVRC shall receive its compensation from:

      [ ]   (a) the Tenant/Purchaser only;

      [X]   (b) the Landlord/Seller only; or

      [ ]   (c) both the Tenant/Purchaser and the Landlord/Seller and such payment is expressly consented to by the parties by their execution hereof

        The parties named below acknowledge and agree to representations and compensation disclosed above.


AMERICAN/VENTURES REALTY CORPORATION      SUNGLASS HUT INTERNATIONAL, INC.


By:       [ILLEGIBLE]                     By:   /s/ JACK CHADSEY
   ---------------------------------         ---------------------------------

Title: PRESIDENT                          Title: PRESIDENT AND CEO
      ------------------------------            ------------------------------

Date:     8/8/96                          Date:   July 30, 1996
      ------------------------------            ------------------------------

                          OFFICE SPACE LEASE AGREEMENT

                                     Between

                          BLUMBERG / ALHAMBRA PARTNERS
                          ----------------------------
                                  As Landlord,

                                       And

                        SUNGLASS HUT INTERNATIONAL, INC.
                        --------------------------------
                                   As Tenant,

                                      Dated

                                  July 30, 1996

                          OFFICE SPACE LEASE AGREEMENT

                                TABLE OF CONTENTS

                                                                                                  PAGE
ARTICLE I                  THE PREMISES                                                             1

                           Section 1.1 Demises                                                      1
                           Section 1.2 Premises                                                     1
                           Section 1.3 Nonexclusive Rights                                          1
                           Section 1.4 Landlord's Reserved Rights                                   1

ARTICLE II                 TERM                                                                     2

                           Section 2.1 Term                                                         2
                           Section 2.2 Lease                                                        2

ARTICLE III                RENT                                                                     2

                           Section 3.1 Rent
                           Section 3.2 Base Rent                                                    2
                           Section 3.3 Adjustment to Base Rent in Subsequent Lease Years            2
                           Section 3.4 Increase in Operating Costs                                  3
                           Section 3.5 Additional Rent                                              5
                           Section 3.6 Sales Tax                                                    5
                           Section 3.7 Payment of Rent                                              6
                           Section 3.8 Past Due Rent                                                6

ARTICLE IV                 SECURITY DEPOSIT                                                         6

                           Section 4.1 Security Deposit                                             6
                           Section 4.2 Transfer of Security Deposit                                 7
                           Section 4.3 Mortgages                                                    7
                           Section 4.4 Third Party Claim on Security Deposit                        7

ARTICLE V                  USE OF PREMISES                                                          7

                           Section 5.1 Use                                                          7
                           Section 5.2 Compliance with Laws                                         7
                           Section 5.3 Hazardous Materials and Sewage Prohibited                    7

ARTICLE VI                 ASSIGNMENT AND SUBLETTING                                                8

                           Section 6.1 Prohibition                                                  8
                           Section 6.2 Assignment in Bankruptcy                                     9
                           Section 6.3 Effect of Consent                                            9

ARTICLE VII                TENANT'S MAINTENANCE AND REPAIRS                                         10

                           Section 7.1 Maintenance                                                  10
                           Section 7.2 Repairs                                                      10

ARTICLE VIII               TENANT ALTERNATIONS                                                      10

                           Section 8.1 Prohibition                                                  10
                           Section 8.2 Indemnification, Removal                                     11

ARTICLE IX                 LANDLORD'S INTEREST NOT SUBJECT TO LIENS                                 11

                           Section 9.1 Liens, Generally                                             11
                           Section 9.2 Mechanics Liens                                              11
                           Section 9.3 Notices of Commencement                                      11

ARTICLE X                  KEYS, SIGNS, FURNISHINGS AND EQUIPMENT                                   11

                           Section 10.1 Keys                                                        11
                           Section 10.2 Signs                                                       11
                           Section 10.3 Prohibited Advertising                                      12
                           Section 10.4 Landlord's Signage Rights                                   12
                           Section 10.5 Removal of Signage                                          12
                           Section 10.6 Furnishings                                                 12



                           Section 10.7 Equipment                                                   12

ARTICLE XI                 INSPECTION BY LANDLORD                                                   12

ARTICLE XII                INSURANCE                                                                12

                           Section 12.1 Liability Insurance                                         12
                           Section 12.2 Property Insurance                                          13
                           Section 12.3 Other Insurance                                             13
                           Section 12.4 Requirements                                                13
                           Section 12.5 Failure to Procure Insurance                                13
                           Section 12.6 Waiver of Subrogation                                       13
                           Section 12.7 Insurance by Landlord                                       13
                           Section 12.8 Increase in Landlord's Insurance Premium                    13
                           Section 12.9 Blanket Policy                                              13

ARTICLE XIII               SERVICE AND UTILITIES                                                    14

                           Section 13.1 Services and Utilities                                      14
                           Section 13.2 Normal Hours                                                14
                           Section 13.3 Interruptions                                               14
                           Section 13.4 Energy Conservation Control                                 14
                           Section 13.5 Access                                                      14

ARTICLE XIV                LIABILITY OF LANDLORD, INDEMNIFICATION BY TENANT                         15

                           Section 14.1 Liability of Landlord                                       15
                           Section 14.2 Indemnification of Landlord                                 15
                           Section 14.3 Notice of Claim or Suit                                     15
                           Section 14.4 Transfer of Office Complex                                  15
                           Section 14.5 No Offset Against Rent                                      16
                           Section 14.6 Limitation of Liability of Landlord                         16

ARTICLE XV                 RULES AND REGULATIONS                                                    16

ARTICLE XVI                DAMAGE OR DESTRUCTION                                                    16

                           Section 16.1 Damage or Destruction                                       16
                           Section 16.2 Limitation of Landlord's Obligation                         16
                           Section 16.3 Waiver by Tenant                                            17
                           Section 16.4 Landlord's Termination Option                               17
                           Section 16.5 Tenant's Termination Option                                 17

ARTICLE XVII               CONDEMNATION                                                             17

                           Section 17.1 Condemnation                                                17
                           Section 17.2 Award                                                       17

ARTICLE XVIII              DEFAULT BY TENANT                                                        17

                           Section 18.1 Events of Default                                           17
                           Section 18.2 Remedies on Default                                         18
                           Section 18.3 Additional Remedies                                         19
                           Section 18.4 No Waiver                                                   20
                           Section 18.5 Landlord May Cure Tenant's Default                          20
                           Section 18.6 Landlord's Lien                                             20

ARTICLE XIX                SUBORDINATION, ATTORNMENT AND QUIET ENJOYMENT                            20

                           Section 19.1 Subordination                                               20
                           Section 19.2 Attornment                                                  21
                           Section 19.3 Quiet Enjoyment                                             21

ARTICLE XX                 END OF TERM                                                              21

                           Section 20.1 Surrender of Premises                                       21
                           Section 20.2 Holding Over                                                22

ARTICLE XXI                PARKING                                                                  22

                           Section 21.1 Parking, Generally                                          22
                           Section 21.2 No Specified Spaces                                         22
                           Section 21.3 Parking Garage Rules                                        22
                           Section 21.4 Parking Garage Hours                                        22
                           Section 21.5 No Liability of Landlord                                    22


ARTICLE XXII               RELOCATION OF TENANT                                                     22

                           Section 22.1 Relocation                                                  22
                           Section 22.2 No Interference                                             23
                           Section 22.3 Acknowledge and Confirmation                                23
                           Section 22.4 Expense of Relocation                                       23
                           Section 22.5 Notice to Tenant                                            23

ARTICLE XXIII              GENERAL PROVISIONS                                                       23

                           Section 23.1 Entire Agreement; Modification                              23
                           Section 23.2 No Partnership                                              23
                           Section 23.3 Determination of Rentable Area                              23
                           Section 23.4 Brokers                                                     23
                           Section 23.5 Estoppel Certificates                                       23
                           Section 23.6 Waiver of Jury Trial                                        24
                           Section 23.7 Waiver of Right of Redemption                               24
                           Section 23.8 Venue                                                       24
                           Section 23.9 Notices                                                     24
                           Section 23.10 Rules of Construction                                      24
                           Section 23.11 Successors and Assigns                                     24
                           Section 23.12 Waiver                                                     24
                           Section 23.13 Costs and Attorneys' Fees                                  24
                           Section 23.14 Time of the Essence                                        24
                           Section 23.15 Governing Law                                              25
                           Section 23.16 No Recording                                               25
                           Section 23.17 Radon Gas Notification                                     25
                           Section 23.18 Effective Date                                             25
                           Section 23.19 Authority                                                  25

ARTICLE XXIV               RENEWAL OPTIONS                                                          25

                           Section 24.1 Grant of Renewal Options                                    25
                           Section 24.2 Exercise of Renewal Options                                 25
                           Section 24.3 Terms of the Lease During Renewal Term (s)                  25
                           Section 24.4 Fair Market Rental Rate                                     25

                           EXHIBITS

LIST OF EXHIBITS
----------------
EXHIBIT A                  Legal Description of Land
EXHIBIT B                  Floor Plan
EXHIBIT C                  Work Agreement and Allowances
EXHIBIT D                  First Amendment to Lease
EXHIBIT E                  Rules and Regulations
EXHIBIT F                  Tenant Estoppel Certificate
EXHIBIT G                  Non-Disclosure Agreement

                          OFFICE SPACE LEASE AGREEMENT

THIS OFFICE SPACE LEASE AGREMENT (this "Lease") is made as of this ____ day of July, 1996 by and between Blumberg / Alhambra Partners, a Florida Genral Partnership (hereinafter referred to as "Landlord"), and Sunglass Hut International, Inc. a Florida corporation (hereinafter referred to as "Tenant").

                                    RECITALS:

WHEREAS, Landlord is the record owner of fee simple title to that certain improved parcel of real property located in the city of Coral Gables, Dade County, Florida, more particularly and legally described on Exhibit "A" attached hereto (the "Land"), upon which Landlord has developed an office building ("Building") and adjacent parking garage, together known as Alhambra Internatinal Center ("Office Complex"), located at 255 Alhambra Circle, Coral Gables, FL 33134; and

WHEREAS, Tenant desires to lease space in the Office Complex and Landlord is willing to rent space in the Office Complex to Tenant, upon and subject to the terms conditions, covenants and agreements set forth hereinbelow.

NOW, THEREFORE, for and in consideratin of the premises hereof, the parties hereto, intending legally to be bound, hereby covenant, stipulate and agree as follows:

                                    ARTICLE I
                                  THE PREMISES

         1.1 DEMISE. Landlord does hereby demise, let and lease unto Tenant, and Tenant does hereby hire, lease and take as Tenant from Landlord, for the term, for the use and on those terms and conditions hereinafter specified in this Lease the premises hereinafter defined and described in Section 1.2 of this Lease.

         1.2 PREMISES. The Premises shall consist of and include approximately 13,069 square feet of rentable floor space ("Rentable Area") consisting of 4.044 rentable square feel ("Ground Floor Area:-) on the gound floor and 9,025 rentable square feet ("Seventh Floor Space") on the seventh (7th) floor of the building. The Ground Floor Space and the Seventh Floor Space are sometimes hereinafter collectively and severally referred to herein as the "Premises". The location and configuration of the Premises are outlined on the floor plan attached hereto as Exhibit "B" and made a part hereof. The building has a total of 207,606 square feet of rentable area. THE FOREGOING RENTABLE AREA FIGURES (FOR THE PREMISES AND THE BUILDING) HAVE BEEN CALCULATED IN ACCORDANCE WITH THE BUILDING STANDARD METHOD OF OFFICE SPACE USING A MULTI-TENANT FLOOR CALCULATION OF FIFTEEN (15%) PERCENT FOR THE (1ST) AND SEVENTH (7TH) FLOOR OFFICE SPACE. The Rentable Area shall be subject to adjustment when the "Plans" (as defined in Exhibit "C") are approved (as provided in Exhibit "C"), as calculated by Landlord's architect. The parties agree that such figures, as so determined, are hereby stipulated and agreed to for all purposes of this Lease unless the Plans are modified or the Premises expanded as hereinafter provided. Landlord and Tenant shall execute as amendment to this Lease more particularly described in Exhibit "D" of this Lease, stating, among other things, the exact number of square feet of Rentable Area included in the Premises.

         1.3 NONEXCLUSIVE RIGHTS. The lease of the Premises includes the nonexclusive right, together with other tenants of the Office Complex and members of the public, to use the common and public areas of the Office Complex for purposes of ingress and egress, but includes no other rights not specifically set forth herein.

         1.4 LANDLORD'S RESERVED RIGHTS. Landlord hereby reserves to itself and its successors and assigns the right (i) to change from time to time the street address and/or name of the Office Complex and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public portions of the Office Complex (so long as Landlord shall provide elevator access and reasonable ingress and egress to and from the premises; (ii) to own, install, erect, use, maintain and repair and replace pipes and conduits in and through the Premises and in such event, landlord shall use reasonable efforts to minimize disturbance to Tenant and not to materially adversely affect Tenant's occupancy or use; and (iii) to grant to any other person or entity the exclusive right to conduct any particular business or undertaking in the Office Complex provided however, that Tenant shall not be precluded from using the premises for the use granted in this Lease. Tenant hereby consents and agrees to the foregoing and further agrees and acknowledges that Landlord may exercise any or all of the foregoing rights without being deemed guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or of Tenant's use or ocupancy of the Premises recognizing, however, that with respect to exercising rights hereunder, landlord will use reasonable efforts to minimize disturbance to Tenant. Notwithstanding any of the foregoing to the contrary, "Tenant's Share" (as hereinafter defined_ shall never increase due to landlord's exercise of rights under this Section 1.4.

                                   ARTICLE II
                                      TERM

         2.1 TERM. The term of this Lease ("Lease Term") shall commence at 12:01 a.m. on august 1, 1996 the "Lease Commencement Date", and shall continue unless earlier terminated in accordance with the provisions of this Lease, for a period of ten (10) years thereafter and shall cease, terminate and expire at 11:59 p.m. on July 31, 2006 (the "Lease Expiration Date"). Tenant and landlord acknowledge and agree that this Lease is binding upon them as of the date of its execution by Tenant and Landlord.

         2.2 LEASE YEAR. For purposes of this Lease, the term "Lease Year" shall mean each consecutive period of twelve (12) calendar months, commencing on the first day of the calendar month in which the Lease Commencement Date occurs and each anniversary of such day.


                                   ARTICLE III
                                      RENT

         3.1 RENT. Tenant shall pay as rent for the Premises the amount set forth in this Article III (each of which shall be considered rent and all of which are, unless specifically stated otherwise, collectively referred to herein as "Rent").

         3.2 BASE RENT. Tenant shall pay as base rent ("Base Rent") equal to approximately $21.42 per square foot of Rentable Area the sum of which is equal to two hundred seventy nine thousand eight hundred ninety eight and 56/100 DOLLARS ($ 279,898.56) annually, payable in equal monthly installments, in advance, of twenty three thousand three hundred twenty four and 88/100 DOLLARS ($ 23,324.88) together with all applicable sales taxes thereon. The first payment of Base Rent shall be made upon the signing of this Lease by Tenant, and the second and subsequent monthly payments shall be made on the first day of each and every calendar month (beginning with the second calendar month) during the lease Term. The monthly installments of Base Rent set forth above are subject to adjustment upon determination of Rentable Area of Premises as set forth in Section 1.2 hereof. In consideration of Tenant performing and paying for all Tenant Improvement Work necessary to occupy the Premises, Landlord shall abate Base Rental amounts in accordance with the following schedule:

                MONTH/YEAR                       ABATEMENT AMOUNT
                ----------                       ----------------
               January, 1997                       $23,3324.88
                July, 1997                         $23,3324.88
              September, 1997                      $23,3324.88
              November, 1997                       $23,3324.88
                July, 1998                         $23,3324.88
               October, 1998                       $23,3324.88
               January, 1999                       $23,3324.88
                July, 1999                         $23,3324.88
               October, 1999                       $23,3324.88
               January, 2000                       $23,3324.88
                April. 2000                        $23,3324.88
                June, 2000                           $8,527.20


         3.3 ADJUSTMENT TO BASE RENT IN SUBSEQUENT LEASE YEARS. Commencing on the first day of the second Lease Year and continuing annually on the first day of each and every Lease Year thereafter during the Lease Term, the Base Rent shall be adjusted and increased (but never decreased) to an amount equal to the Base Rent for the immediately preceding Lease year plus the sum obtained by multiplying such Base Rent for the immediately preceding Lease year by the percentage increase in the CPI (as hereinafter defined) occurring between the month in which the Lease Commencement Date occurs and the month immediately preceding the first month of such new Lease Year. Landlord shall submit to Tenant a statement (no more frequently than once in any 12-month period) of the total increase in the CPI during the applicable period, and the monthly installment of Base Rent for the succeeding Lease Year shall be adjusted in accordance with said statement. The CPI is herein defined as the United States Bureau of labor Statistics, Consumer Price index, All Urban Consumer 1982-84 Base (i.e. 1982-84 = 100), all Items, [SMSA], as published by the Bureau of labor Statistics of the United States Department of Labor, or if such index is discontinued, its successor, or if no successor is designated, any other similar index acceptable to Landlord and Tenant. If the annual amount of Base Rent payable during any lease Year has not or cannot be computed by the due date of the first or any subsequent installment of Base Rent for the new Lease Year, Tenant shall continue to pay monthly installments of Base Rent at the rate established for the immediately preceding Lease year until the amount of the adjusted Base Rent for the new Lease Year and the monthly installments thereof have been computed, whereupon Tenant shall pay the deficiency, if any, between the monthly installments actually paid and the new installments with the monthly installment of Base Rent next coming due. SUCH ANNUAL INCREASES IN BASE RENT RESULTING FROM SAID CONSUMER PRICE INDEX (CPI) ADJUSTMENT SHALL NOT EXCEED FIVE (5%) PERCENT PER ANNUM ON A CUMULATIVE BASIS.

         3.4 INCREASE IN OPERATING COSTS. In addition to each monthly installment of Base Rent Tenant shall pay to Landlord as Additional Rent six point two nine five percent (6.295%) (being the approximate and agreed upon proportion which the floor area of the Premises bears to the total rentable office area of the Office Complex and being herein referred to as the "Tenant's Proportionate Share") of the amount in excess of the Basic cost (hereinafter defined) during each calendar year of the Lease Term. All payments under this
Section 3.4 shall be deemed and considered to be Additional Rent as defined in
Section 3.5 hereof.

For the purposes hereof, the term "Basic Cost" as used herein shall mean all Operating Expenses (as hereinafter defined) of the Office Complex, which shall be computed on the accrual basis or as otherwise required by generally accepted accounting principles ("GAAP") consistently applied in its reasonable business judgment and in accordance with GAAP and shall consist of all expenditures determined by Landlord in its reasonable business judgment and in accordance with GAAP to be necessary in the ownership, management, operation and maintenance of the Office Complex. The term "Operating Expenses" as used herein shall means all expenses, costs and disbursements (but not replacement of capital investment items or specific costs especially billed to and paid by specific tenants) of every kind and nature, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, management, operation and maintenance of the Office Complex, including, but not limited to, the following:

         (a) All general and special real estate taxes, special assessment, and other ad valorem taxes, rates, levies and assessments payable in respect of such year by Landlord upon or with respect to the Office Complex or the land by any governmental or quasi-governmental authority and all taxes specifically imposed in lieu of any such taxes, which taxes shall be included utilizing any discounts or reductions in taxes actually received by Landlord.

         (b) All wages and salaries of all employees engaged in managing operating and maintenance or security of the Office Complex, including taxes, insurance and benefits relating thereto, PROVIDED THAT SUCH WAGES AND SALARIES, INCLUDING TAXES, INSURANCE AND BENEFITS, OF EMPLOYEES ENGAGED IN MANAGING, OPERATING, MAINTENANCE OR SECURITY WHO ARE NOT FULL-TIME EMPLOYEES OF THE OFFICE COMPLEX SHALL BE FAIRLY AND EQUITABLY ALLOCATED TO THE OFFICE COMPLEX TO REFLECT RATABLY THE TIME OF SUCH EMPLOYEES ACTUALLY DEVOTED TO THE OFFICE COMPLEX.

         (c) The cost of all supplies and materials used in management, operation and maintenance of the Office Complex.

         (d) All costs (including surcharges) of all utilities for the Office Complex, including without limitation water, sewer, electric power, heating, lighting, air conditioning and ventilating.

         (e) All costs of all maintenance and service agreements for the Office Complex and the equipment therein, including without limitation on security and energy management services, window cleaning, elevator maintenance and janitorial service.

         (f) All costs of all insurance relating to the Office Complex, including casualty and liability insurance applicable to the Office Complex and Landlord's personal property used in connection therewith.

         (g) All costs of repairs and general maintenance of the Office Complex (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to Tenants of the Office Complex other than Tenant).

         (h) Reasonable fees and reimbursable costs and expenses for the manager of the Office Complex.

         (i) All costs of professional services or fees involved in any contest of any taxes or assessments with respect to the office Complex or the Land, including legal and accounting services.

         (j) All costs of any additional services not provided to the Office Complex at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Office Complex.

         (k) All costs of any capital improvements made to the Office Complex, which in Landlord's reasonable discretion and in good faith are intended to improve operating efficiency, amortized over the useful life as determined by GAAP, together with interest on the unamortized balance at the rate of ten percent (10%) per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing said capital improvements.

Notwithstanding the foregoing, the following costs and expenses shall be excluded from Operating Expenses:

         (a) expense directly relating to the leasing of space in the Building (including Tenant improvements and painting, decorating, Landlord construction allowances or contributions, leasing commissions, rental concessions, and advertising expenses incurred in connection with the listing of available space for lease in the Building);

         (b) legal fees and disbursements incurred for negotiation of leases or enforcement of leases;

         (c) the cost of electricity for any space available for occupancy or occupied by Tenants in the Building to the extent paid for directly by such Tenants and not paid by such Tenants as a part of their share of Operating Expenses;

         (d) expenditures for financing and refinancing and for mortgage debt service or any other cost incurred in respect of any mortgage or other financing of the Building or Land;

         (e) franchise, transfer, gains, inheritance, estate, mortgage recording and income taxes imposed upon Landlord;

         (f) costs for which Landlord receives a credit against any payment due from Landlord to Tenant or any third party costs and expenses otherwise includable in Operating Expenses, to the extent that Landlord is actually reimbursed from other sources for such costs and expenses;

         (g) rent and additional rent payable under a ground lease or any other superior lease affecting the Building;

         (h) costs to the extent for which Landlord actually receives insurance proceeds;

         (i) costs incurred in connection with a sale of all or a portion of the Building or the sale or transfer of any beneficial ownership interest in and to Landlord and/or the Building or the grant of a ground lease or any other superior lease affecting the Building;

         (j) any fee or expenditure paid to a related party in excess of the amount which would be paid in the arm's length transaction for materials or services of comparable quality (but only to the extent of such excess);

         (k) the cost of installing and maintaining any specialty facility, such as an observatory, broadcasting facility, luncheon club, athletic or recreational club, cafeteria or dining facility unless (a) such facility is available to all Tenants of the Building (and their employees, guests and invitees), but not to the public in general or (b) with respect to the maintaining of such facility, the Tenant of such facility is obligated to pay its proportionate share of Operating Expenses;

         (l) any interest or penalty charges incurred by Landlord due to Landlord's violation of any law;

         (m) costs for sculptures, paintings and other objects of art located within or outside the Building, other than the costs of maintaining such objects in the public areas of the Building;

         (n) salaries or fringe benefits of personnel not employed exclusively at the Building, to the extent such salaries and benefits relate to work related to property not part of the Office Complex, as determined on a pro rata basis;

         (o) any expense fully reimbursed to Landlord by Tenant or any other Tenant of the Building, or any expense billed to and paid directly by same for their own account or on Landlord's behalf and not paid as a part of such Tenant's share of Operating Expenses;

         (p) financing and refinancing costs in respect of any indebtedness of Landlord, whether secured or unsecured, including legal and accounting fees and expenses, prepayment penalties, and interest and amortization payments;

         (q) advertising and promotional expenditures, and costs of signs in or on the Building identifying Landlord or any specific Tenant of the Building;

         (r) any bad debt rent loss or reserved for bad debts or rent loss;

         (s) costs incurred by Landlord for repairs or replacements to the extent that Landlord is actually reimbursed under warranties or guarantees;

         (t) all costs of correcting structural defects, including any allowances for same, in the construction of the Building (including latent defects); and

         (u) all fines, penalties and legal fees incurred due to any violation by Landlord, its employees, agents or contractors of any applicable building code, governmental rule, regulation, or law.

The "Initial Basic Cost" shall be defined as the Basic Cost for the Calendar Year 1996.

Prior to January 1 of each calendar during the Lease Term after the calendar year which includes the Lease Commencement Date, Landlord shall provide to Tenant a comparison of the Initial Basic Cost and the projected Basic Cost for such upcoming calendar year, together with a statement of the projected excess of the Basic Cost over the Initial Basic Cost. During each month of the following calendar year, Tenant shall pay to Landlord, in advance and simultaneously with each monthly installment of Base Rent, one twelfth (1/12) of Tenant's Proportionate Share of any projected excess of the Basic Cost over the Initial Basic Cost for such calendar year. Landlord shall, within ninety (90) days (or as soon thereafter as possible) after the close of each calendar year following the calendar year of the Lease Commencement Date, provide Tenant a statement ("Basic Cost Notice") of such year's actual Basic Cost showing the actual excess of the Basic Cost over the Initial Basic Cost. If such statement shows that Tenant's monthly payments pursuant to this Section exceeded Tenant's share of the actual increase incurred for the preceding calendar year, then Landlord shall promptly refund such excess to Tenant. If such statement shows that Tenant's share of the actual increase in the Basic Cost exceeded the monthly payments from Tenant pursuant to this Section for the preceding calendar year, then Tenant shall within thirty (30) days after receipt of such statement pay the total amount of such deficiency to Landlord.

Notwithstanding the foregoing, if Landlord fails to give the Basic Cost Notice within eighteen (18) months after the expiration of an applicable calendar year, then Landlord will be deemed to have waived the right to an adjustment for the applicable calendar year. The failure of Landlord to give the Basic Cost Notice will not be a waiver of Tenant's right to receive a refund for any overpayment made for the applicable time period.

In addition, during the Lease Term, but not more than one (1) time per year, and provided this Lease is in full force and effect, Tenant, at its sole cost and expense, including cost incurred by Landlord in making books and records available to Tenant and consulting with Tenant with respect thereto (subject to the penultimate sentence of this paragraph), shall have the right to cause Landlord's books and records with respect to Operating Expenses to be reviewed by Tenant, which review may include an audit by an independent certified public accountant. Landlord shall cause such books and records to be made available for such inspection during normal business hours at the Building Management Office, upon ten (10) business days prior notification to Landlord. Such review and/or audit shall be done in accordance with the GAAP. (Landlord will maintain its books and records for each calendar year for twenty-four (24) months following the expiration of the calendar year to which such books and records relate). However, if Tenant fails to notify Landlord that it disputed the applicable bill within one hundred twenty (120) days after Tenant's receipt thereof, then Tenant will be deemed to have waived its right to contest such billing. If, at the conclusion of such review and/or audit, Tenant's review and/or audit of such expenses for the preceding year indicates that Tenant made an overpayment to Landlord for such preceding year (and Landlord agrees with the results of Tenant's accountant), Landlord shall remit the amount of such overpayment to Tenant within thirty (30) days after receipt of notice from Tenant of the amount of such overpayment. If, at the conclusion of such review and/or audit, such agreed-upon review and/or audit reveals an underpayment by Tenant, Tenant will remit the amount of such underpayment within thirty (30) days of Tenant becoming aware of such underpayment. Should Landlord disagree with the results of Tenant's review and/or audit, Landlord and Tenant shall refer the matter to a mutually acceptable independent certified public accountant, who shall work in good faith with Landlord and Tenant to resolve the discrepancy. The fees and costs of such independent account to which such dispute is referred shall be borne by the unsuccessful party and shall be shared pro rata to the extent each party is unsuccessful as determined by such independent certified public accountant, whose decision shall be final and binding. Landlord, at Tenant's request and expense, will prepare summaries of Operating Expense components for Tenant.

Should this Lease Agreement commence at any time other than the first day of a calendar year, the payment of Tenant's Proportionate Share under this Section shall be prorated and adjusted for such commencement year on a proportionate daily basis (assuming a 365 day calendar year).

Tenant's obligation to make the payments under this Section as Additional Rent shall survive any termination of this Lease by lapse of time or otherwise for a period of one (1) year and thereafter if Landlord makes a claim for any amounts owed by Tenant within such one (1) year period.

         3.5 ADDITIONAL RENT. If Landlord shall make any expenditure for which Tenant is responsible or liable under this Lease, or if Tenant shall become obligated to Landlord under this Lease for any sum other than Base Rent, including without limitation, Tenant's Proportionate Share of increased Basic Cost, as set forth in Section 3.4 of this Lease, the amount thereof shall be deemed to constitute additional rent ("Additional Rent") and shall be due and payable by Tenant to Landlord, together with all applicable sales taxes thereon, if any simultaneously with the next succeeding monthly installment of base Rent or at such other time as may be expressly provided in this Lease for the payment of the same.

         3.6 SALES TAX. In addition to the Base Rent, Additional Rent and any other sums or amounts required to be paid by Tenant to Landlord pursuant to the provisions of this Lease, Tenant shall also pay to Landlord, simultaneously with such payment of such rents or other sums or amounts, the amount of any applicable sales, use or excise tax on any such rents or other sums or amounts so paid by Tenant to Landlord, whether the same be levied, imposed or assessed by the State of Florida or any other federal, state, county or municipal governmental entity or agency. Any such sales, use or excise taxes shall be paid by Tenant to Landlord at the same time that each of the Base Rent, Additional Rent or any other sum or amount with respect to which such taxes are payable are paid by Tenant to Landlord. In the event that any business, rent or other taxes that are now or hereafter levied upon Tenant's use or occupancy of the premises are enacted, changed or altered so that any of such taxes are levied against

Landlord, or the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, Tenant shall pay any all such taxes to Landlord within ten (10) days after written demand from Landlord as Additional Rent. Nothing contained in this Lease shall be construed to require Tenant to pay any income tax or franchise tax or any other taxes imposed upon or measured by Landlord's net income or profits (other than sales, use, value added or excise tax or tax in lieu thereof).

         3.7 PAYMENT OF RENT. Each of the foregoing amounts of rent and other sums shall be paid to Landlord on the first (1st) day of every month during the Lease Term without demand and without deduction, set-off, claim or counterclaim of any nature whatsoever which Tenant may have or allege to have against Landlord, except for abatement of Rent as expressly provided herein, and all such payments shall, upon receipt by Landlord, be and remain the sole and absolute property of Landlord, except for abatement of Rent as expressly provided herein. All such rents and other sums shall be paid to Landlord in legal tender of the United States at the address to which notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time accept any such rents or other sums after the same shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights hereunder.

         3.8 PAST DUE RENT. If Tenant fails to make any payment of Base Rent, Additional Rent or any other sums or amounts to be paid by Tenant hereunder on or after the date such payment is due and payable, AND SUCH FAILURE CONTINUES FOR TEN (10) DAYS AFTER WRITTEN NOTICE FROM LANDLORD, Tenant shall pay to Landlord an administrative late charge of five percent (5%) of the amount of such payment. In addition, IF SUCH FAILURE CONTINUES FOR TEN (10) DAYS AFTER WRITTEN NOTICE FROM LANDLORD, Tenant shall pay to Landlord an administrative late charge of five percent (5%) of the amount of such payment. In addition, if such failure continues for ten (10) days after written notice from Landlord, such past due payment shall bear interest at the maximum interest rate then allowable under the laws of the State of Florida from the date such payment became due to the date of payment thereof by Tenant. Such late charge and interest shall constitute Additional Rent due and payable hereunder with the next installment of Base Rent due hereunder.

                                   ARTICLE IV
                                SECURITY DEPOSIT

         4.1 SECURITY DEPOSIT. Simultaneous with the expiration of the Letter of Credit currently on deposit with Landlord as required under Article 4 of the Lease dated October 28, 1993 by and between Landlord and Tenant for space leased on the Eleventh (11th), twelfth (12th) and Penthouse floor at Alhambra International Center ("Original Lease") Tenant shall deliver to Landlord an irrevocable letter of credit ("LC") in favor of Landlord in the principal amount of three hundred thousand and 00/100 ($300,000.00) Dollars, as a security deposit (the "Security Deposit"), as security for the faithful performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under this Lease and the Original lease. The LC shall: (a) be irrevocable, unconditional and transferable; (b) be issued by a banking institution reasonably acceptable to Landlord; (c) be in the amount of $300,000.00; (d) have an expiration date no earlier than one (1) year after issuance, with an automatic yearly renewal expiring no earlier than July 31, 2006, with Landlord/beneficiary to receive thirty (30) days prior written notice of expiration or cancellation; (3) provide that it may be drawn by presentation to the issuer of: (i) a sight draft in the appropriate amount identifying the LC, and (ii) a statement signed by Landlord certifying that the amount of the draft is due under the terms of this lease and that either (1) such amount remains unpaid beyond the applicable notice and cure period, if any, set forth in this Lease, or (2) an acceptable replacement LC was not delivered to Landlord at least fifteen (15) days prior to the expiration of the then existing LC (unless the expiration of the then existing LC is thirty (30) full calendar months after the Commencement Date); (f) provide that it may be drawn upon if the LC will be canceled or will expire prior to the one hundred twentieth (120th) month of the Lease Term and; (g) provide that at Landlord's option, partial withdrawal may be made and, at the option and request of Landlord a replacement LC reflecting the new principal amount of the same after a partial withdrawal shall be issued and delivered to Landlord. No other requirements shall be imposed as a condition of drawing the funds under the LC. Further, the LC shall be accompanied by a certified copy of the resolution of the issuer naming the officer(s) executing the same was fully empowered to execute the LC and to bind the issuer thereby and that said resolution continues to be in full force and effect.

         It is agreed: that Landlord's option exercisable by written notice, in the event of a default (beyond any applicable notice and cure periods, if any, set forth herein) by Tenant under any of the terms or provisions of this Lease, draw upon the LC to the extent of the amount then owed by Tenant (provided a replacement LC or acknowledgement of the balance of the LC) is delivered to Landlord and apply the proceeds of the LC or any part thereof towards the payment of the Rents and all other sums then due under this Lease, and towards the performance of each and every one of Tenant's obligations then required to be performed under this Lease, but such obligations and Tenant's liability under this Lease shall thereby be discharged only to the extent of the sums so applied by Landlord, and Tenant shall remain liable for any amounts that such sum shall be insufficient to pay; that Landlord may exhaust any and all rights and remedies against Tenant before resorting to said sum, but nothing herein contained shall require or be deemed to require Landlord to do so except for any applicable notice and cure rights, if any; that, in the event the proceeds of the LC shall not be utilized for any such purposes, then (provided Tenant is not in default hereunder and no sums are due hereunder which remain unpaid) the same shall be returned by Landlord to Tenant within ten
(10) days next after the expiration of the LC. If Landlord transfers its interest in the Premises or this Lease, Landlord shall assign Landlord's interest in the LC (and/or the proceeds thereof) to such transferee, and thereupon, so long as the transferee assumes, in writing, Landlord's obligations regarding the LC accruing from and after the transfer, Landlord shall be discharged from (and have no) liability with respect to the LC (or the proceeds thereof) including, without limitation, for the return thereof.

         4.2 TRANSFER OF SECURITY DEPOSIT. In the event of the sale or transfer of Landlord's interest in the Premises or the Office Complex, Landlord shall have the right to transfer the Security Deposit to the purchaser or assignee, in which event Tenant shall look only to the purchaser or assignee, as the new Landlord, for the return of the Security Deposit, so long as the transferee assumes, in writing, Landlord's obligations regarding the LC accruing from and after the transfer, and Landlord hereunder shall thereupon be released and discharged from all liability to Tenant for the return of the Security Deposit.

         4.3 MORTGAGEE. Tenant hereby acknowledges that Tenant will not look to the holder of any mortgage encumbering the Office Complex (or any part thereof or interest therein) for return of the Security Deposit if such holder, or its successors or assigns, shall succeed to the ownership of the Office Complex, whether by foreclosure or deed in lieu thereof, except if Landlord and mortgagee are related entities or if and to the extent the Security Deposit is actually transferred to and accepted by such mortgage holder.

         4.4 THIRD PARTY CLAIMS ON SECURITY DEPOSIT. In the event of bankruptcy or other creditor debt proceedings against Tenant which result in a third party claim on the Security Deposit, the Security Deposit shall be deemed to be first applied to the payment of rents and other sums due Landlord for all periods prior to the filing of such proceedings.

                                   ARTICLE V
                                USE OF PREMISES

         5.1 USE. Tenant shall throughout the Term of this Lease, use and occupy the Premises solely for general office use purposes and for no other use or purpose whatsoever without the prior written consent of Landlord, it being expressly agreed that Tenant or any sublessee or assignee of Tenant shall not convert the Ground Floor Space into a retail use of any kind or modify the design of the Premises in such a way as to alter the existing appearance of the ground floor public areas including store fronts, corridors and lobby areas. Tenant shall not use or occupy the Premises for any unlawful purposes or in any manner that will constitute waste, nuisance or unreasonable annoyance to the Landlord or other Tenants of the Office Complex.

         5.2 COMPLIANCE WITH LAWS. TO THE EXTENT THAT SAME BECOME EFFECTIVE SUBSEQUENT TO TENANT'S TAKING POSSESSION OF THE PREMISES, Tenant shall comply with all applicable laws, ordinances (including zoning ordinances and land use requirements), rules, regulations, and orders of all federal, state, county and municipal governments and any other public or quasi-public authority have jurisdiction over the Premises or the business activities conducted therein, including particularly but without limitation, those concerning the use, occupancy and condition of the Premises and all machinery, equipment and furnishings located therein, and of any insurance underwriting board or insurance inspection bureau having or claiming jurisdiction or any other body exercising similar functions and of all insurance companies from time to time selected by Landlord to write policies of insurance covering the Office Complex and any business activity conducted therein or therefrom. It is expressly understood that if any present or future law, ordinance, regulation or order requires an occupancy permit for the Premises, Tenant will obtain such permit at Tenant's own expense.

         5.3 HAZARDOUS MATERIALS AND SEWAGE PROHIBITED. Tenant shall at all times during the term of this Lease keep the premises free of Hazardous Materials (as hereinafter defined), and neither Tenant nor any of its employees, agents, invitees, licensees, contractors or subtenants (if permitted) shall use, generate, manufacture, refine, treat, process, produce, store, deposit, handle, transport, release, or dispose of Hazardous Materials in, on or about the Premises, Office Complex or Land, or the groundwater thereof, in violation of any federal, state or municipal law, decision, statute, rule, ordinance or regulation currently in existence or hereafter enacted or rendered. Tenant shall give Landlord prompt written notice of any claim received by Tenant from any person, entity, or governmental agency that a release or disposal of Hazardous Materials has occurred on the Premises, Office Complex or Land. As used herein, the term "Hazardous Materials" shall mean and be defined as any and all toxic or hazardous substances, chemicals, materials or pollutants, of any kind or nature, which are regulated, governed, restricted or prohibited by any federal, state or local law, decision, statute, rule, or ordinance currently in existence of hereafter enacted or rendered, except for materials used in the ordinary course of business, such as office cleaning supplies, copy machine fluid and the like, provided that same are maintained in accordance with all applicable laws. Landlord hereby represents to Tenant that as of the date hereof, it is not aware of any Hazardous Materials located in the Premises or the common areas of the Building to be utilized by the Tenant in violation of applicable law with respect to which Landlord has actual knowledge that it is required to remediate pursuant to applicable law.

         Tenant shall not discharge into any sanitary sewer system serving the Premises or the Office Complex any toxic or hazardous sewage or waste other than that which is normal domestic waste water for the type of business contemplated by this Lease to be conducted by Tenant on, in or from the Premises. Any toxic or hazardous sewage or waste which is produced or generated by Tenant or in connection with the operation of Tenant's business shall be handled or disposed of as required by and in compliance with all applicable local, state and federal laws, ordinances and rules or regulations or shall be pre-treated to the level of domestic wastewater prior to discharge into any sanitary sewer system serving the Premises or the Office Complex. To the extent the presence of Hazardous Materials in the Premises or elsewhere in the Office Complex is not caused by, through or under Tenant, Landlord will remediate to the extent and in the manner Landlord is required to do so under applicable law (but Landlord retains the right to pursue any available remedies as against any third party that may be liable for such clean-up, removal and disposal costs).


                                   ARTICLE VI
                           ASSIGNMENT AND SUBLETTINGS

         6.1 PROHIBITION. TENANT MAY NOT ASSIGN THIS LEASE, NOR SUBLET ALL OR ANY PORTION OF THE PREMISES WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. THE INTEREST OF TENANT UNDER THIS LEASE MAY NOT BE PLEDGED, MORTGAGED OR OTHERWISE ENCUMBERED WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, WHICH CONSENT MAY BE WITHHELD OR GRANTED ON SUCH CONDITIONS AS LANDLORD MAY DETERMINE IN ITS SOLE AND ABSOLUTE DISCRETION. NO ASSIGNMENT OR TRANSFER OF TENANT'S INTEREST IN THIS LEASE, NOR ANY SUBLEASE OF THE PREMISES OR ANY PORTION THEREOF, MAY BE INVOLUNTARILY EFFECTUATED BY OPERATION OF LAW WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD, WHICH CONSENT MAY BE WITHHELD IN LANDLORD'S SOLE AND ABSOLUTE DISCRETION. IN THE EVENT OF THE MERGER OR CONSOLIDATION OF TENANT WITH ANY OTHER CORPORATION OR CORPORATIONS, SAME SHALL BE DEEMED TO BE A VOLUNTARY ASSIGNMENT OF THIS LEASE SUBJECT TO THE FOREGOING REQUIREMENT OF CONSENT OF LANDLORD, PROVIDED THAT IF THE SURVIVING CORPORATION IN SUCH MERGER OR CONSOLIDATION SHALL BE A CORPORATION THE STOCK OF WHICH IS TRADE ON A NATIONAL OR REGIONAL STOCK EXCHANGE, THE NASDAQ OR IN THE OVER-THE-COUNTER MARKET, THE SURVIVING CORPORATION SHALL BE DEEMED, FOR THE PURPOSES HEREOF, THE ASSIGNEE OF THE TENANT'S INTEREST IN THIS LEASE AND THE SUCCESSION OF THE SURVIVING CORPORATION TO THE TENANT'S INTEREST IN THIS LEASE SHALL BE DEEMED TO HAVE BEEN CONSENTED TO BY LANDLORD, PROVIDED THAT LANDLORD SHALL BE GIVEN IMMEDIATE NOTICE OF SUCH MERGER OR CONSOLIDATION.

         TENANT ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY LANDLORD THAT IT IS THE INTENTION OF LANDLORD TO ATTEMPT TO ESTABLISH AND MAINTAIN TENANCIES IN THE OFFICE BUILDING COMPLEX IN WHICH THE PREMISES ARE LOCATED, WITH SUCH TENANT PROFILES, TENANT MIX AND USAGES, BOTH OF LEASED PREMISES AND THE FACILITIES OF THE OFFICE BUILDING COMPLEX AS ARE COMPATIBLE WITH THE OPERATION OF THE OFFICE BUILDING COMPLEX AS A FIRST-QUALITY OFFICE BUILDING. ACCORDINGLY, IT IS UNDERSTOOD THAT IN DETERMINING WHETHER TO CONSENT TO ANY PROPOSED ASSIGNMENT OR ENCUMBRANCE OF TENANT'S INTEREST IN THIS LEASE, OR ANY SUBLETTING OF ALL OR ANY PART OF THE LEASED PREMISES, LANDLORD SHALL NOT BE REQUIRED TO CONSENT TO ANY ASSIGNMENT OR SUBLETTING TO ANY OF THE FOLLOWING: ANY GOVERNMENT AGENCY; ANY EXISTING TENANT; ANY PARTY WHO IS A COMPETITOR OF LANDLORD IN THE LEASING OF OFFICE SPACE; ANY PARTY WHOSE USE OF THE PREMISES EITHER BECAUSE OF THE NUMBER OF ANTICIPATED OCCUPANTS OF THE PREMISES OR THE NUMBER OF ANTICIPATED CLIENTS OR VISITORS TO THE PREMISES WOULD, IN THE JUDGMENT OF LANDLORD, RESULT IN EXCESSIVE USE OF PARKING, ELEVATOR OR OTHER COMMON FACILITIES OF THE OFFICE COMPLEX; ANY PARTY WHOSE ANTICIPATED USE OF THE PREMISES WOULD EXTEND, OTHER THAN INFREQUENTLY, BEYOND THE NORMAL HOURS IN WHICH THE OFFICE COMPLEX IS KEPT OPEN FOR ORDINARY BUSINESS HOURS TRAFFIC; ANY PROSPECTIVE TENANT WITH WHOM LANDLORD HAS NEGOTIATED FOR THE LEASING OF OFFICE SPACE IN THE PREVIOUS SIX-MONTH PERIOD; OR TO ANY PROSPECTIVE TENANT WHOSE USE OF THE PREMISES WOULD INCLUDE RETAIL USE. IT IS UNDERSTOOD THAT LANDLORD'S REFUSAL OF CONSENT TO ASSIGNMENT OR SUBLETTING BY TENANT IN ANY SUCH INSTANCE SHALL BE DEEMED FOR ALL PURPOSES OF THIS LEASE AS REASONABLE. FURTHER, IT IS UNDERSTOOD THAT LANDLORD MAY REASONABLY REFUSE TO CONSENT TO ASSIGNMENT OR SUBLETTING TO A TENANT OR SUBTENANT WHOSE NET WORTH IS LESS THAN $10,000,000 DOLLARS OR IN THE CASE OF SUBLETTING OF A PART OF THE PREMISES, WHOSE NET WORTH IS

LESS THAN $760.00 DOLLARS MULTIPLIED BY THE NUMBER OF RENTABLE SQUARE FEET OF SPACE IN THE PART BEING SUBLET (SUCH NET WORTH SHALL BE DEMONSTRATED BY THE THEN CURRENT FINANCIAL STATEMENTS OF THE PROPOSED ASSIGNEE OR SUBTENANT CERTIFIED BY ITS CHIEF FINANCIAL OFFICER DELIVERED TO LANDLORD), OR WHOSE REPUTATION IS MATERIALLY LESS THAN THAT OF TENANT. IT IS UNDERSTOOD THAT THE REFERENCE IN THIS PARAGRAPH TO THE MATTERS ABOVE STATED AS REASONABLE GROUNDS FOR LANDLORD'S DENIAL OF CONSENT TO ASSIGNMENT OR SUBLETTING IS NOT INTENDED TO BE EXHAUSTIVE OF THE GROUNDS ON WHICH LANDLORD MAY REASONABLY REFUSE CONSENT TO AN ASSIGNMENT OR SUBLETTING BY TENANT, AND LANDLORD RESERVES THE RIGHT TO REVIEW, ON A CASE BY CASE BASIS, ANY REQUEST FOR SUCH CONSENT.

         ANY ATTEMPT AT ASSIGNMENT, TRANSFER, MORTGAGE OR OTHER ENCUMBRANCE OF THIS LEASE, OR ANY ATTEMPTED SUBLEASE OF ALL OR ANY PART OF THE PREMISES, WITHOUT LANDLORD'S CONSENT SHALL, AT THE OPTION OF LANDLORD, CONSTITUTE A DEFAULT BY TENANT UNDER THIS LEASE, ENTITLING LANDLORD TO EXERCISE ANY OR ALL OF ITS RIGHTS AND REMEDIES UNDER THIS LEASE, AND IN SUCH CASE TENANT SHALL REMAIN LIABLE FOR ALL RENT AND OTHER SUMS DUE UNDER THIS LEASE AND ALL DAMAGES SUFFERED BY LANDLORD ON ACCOUNT OF SUCH DEFAULT BY TENANT.

         IN ANY INSTANCE IN WHICH TENANT SHALL SEEK THE CONSENT OF LANDLORD REQUIRED UNDER THIS ARTICLE, TENANT SHALL MAKE REQUEST FOR SUCH CONSENT IN WRITING, WHICH REQUEST SHALL BE ACCOMPANIED BY A COPY OF THE PROPOSED INSTRUMENT OF ASSIGNMENT, TRANSFER, ENCUMBRANCE OR SUBLETTING, IF AVAILABLE, AND A STATEMENT IDENTIFYING THE PROPOSED ASSIGNEE, TRANSFER, ENCUMBRANCER OR SUBLESSEE, GIVING THE NAME, MAILING ADDRESS AND TELEPHONE NUMBER OF SUCH PARTY AND ITS CHIEF EXECUTIVE OFFICER. TENANT SHALL PROMPTLY FURNISH TO LANDLORD ALL FURTHER INFORMATION AND ITEMS REASONABLY REQUESTED BY LANDLORD WITHIN TEN (10) DAYS AFTER RECEIPT BY LANDLORD OF TENANT'S REQUEST FOR CONSENT. LANDLORD SHALL HAVE TWENTY (20) DAYS AFTER RECEIPT OF TENANT'S REQUEST FOR THE INFORMATION OR ITEMS REQUESTED BY LANDLORD IN RESPONSE TO TENANT'S REQUEST FOR CONSENT, WHICHEVER IS LATER, TO REVIEW THE PROPOSED TRANSACTION AND ADVISE OF ITS CONSENT TO OR DISAPPROVAL OF THE TRANSACTION. IF LANDLORD FAILS TO RESPOND WITHIN SUCH PERIOD, SUCH TRANSACTION SHALL BE DEEMED TO BE APPROVED. CONSENT GRANTED PRIOR TO RECEIPT OF THE INSTRUMENT OF ASSIGNMENT, TRANSFER, ENCUMBRANCE OR SUBLETTING SHALL BE CONDITIONED UPON LANDLORD'S APPROVAL OF SAID INSTRUMENT WHICH SHALL BE PRESENTED TO LANDLORD PROMPTLY UPON EXECUTION, AND WHICH APPROVAL OF SUCH INSTRUMENT SHALL NOT BE ARBITRARILY OR UNREASONABLY WITHHELD OR DELAYED.

         NO ASSIGNMENT OR SUBLEASE SHALL RELIEVE TENANT FROM ANY LIABILITY UNDER THIS LEASE, WHETHER ACCRUED AS OF THE DATE OF THE ASSIGNMENT OR SUBLEASE OR THEREAFTER ACCRUING AND ANY ASSIGNMENT OR SUBLEASE SHALL BE SUBJECT TO THE AGREEMENT AND ACKNOWLEDGEMENT IN THE INSTRUMENT OF ASSIGNMENT OR SUBLETTING THAT TENANT AND ITS ASSIGNEE OR SUBLESSEE ARE JOINTLY AND SEVERALLY LIABLE AND RESPONSIBLE TO LANDLORD FOR THE PERFORMANCE OF ALL OF TENANT'S OBLIGATIONS UNDER THIS LEASE.

         6.2 ASSIGNMENT IN BANKRUPTCY. Notwithstanding any of the foregoing provisions, covenants, and conditions of this article, in the event that this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq. (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of the Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord. If Tenant proposes to assign this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment setting forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) the adequate assurance to be provided by Tenant to assure such person's future performance under the Lease, including, without limitation, the assurances referred to in the Bankruptcy Code, or any such successor or substitute legislation or rule thereto, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten
(10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter in such assignment and assumption. Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         6.3 EFFECT OF CONSENT. The consent by Landlord to any assignment, transfer, sublease, mortgage or encumbrance shall not be construed as a waiver or release of Tenant from liability for the performance of any of the covenants and obligations to be performed by Tenant under this Lease, nor shall the collection or acceptance of rent from any assignee, transferee or subtenant constitute a waiver or release of Tenant from any of its liabilities or obligations under this Lease. Landlord's consent to any assignment, transfer, sublease, mortgage or encumbrance shall not be construed as relieving Tenant (or any such assignee or subtenant, transferee, mortgagee, or encumbrancer) from the obligation of obtaining Landlord's consent to any further assignment, transfer, sublease, mortgage or encumbrance in accordance with the provisions of this article, as applicable. For any period during which Tenant is in material default hereunder, Tenant hereby assigns to Landlord the rents or other sums due from any subtenant or assignee of Tenant and hereby authorizes each subtenant or assignee to pay said rents or other sums directly to Landlord. For any period during which Tenant is in material default hereunder, all monies, rents or other consideration paid or delivered to, or received by, Tenant from any subtenant or assignee shall be held by Tenant in trust for Landlord and shall be paid to Landlord immediately upon demand therefor.

         In addition to other Rent due hereunder, in the event of any assignment or subletting, any "profits" with respect to the space so assigned or sublet shall be paid to Landlord as Additional Rent hereunder. "Profits" are hereby defined to be any amounts paid by the assignee or sublessee and/or consideration received by or on behalf of Tenant, with respect to any period, in excess of the Base Rent and/or Additional Rent paid by Tenant to Landlord with respect to the space so assigned or sublet, less reasonable expenses (such as brokerage commission, improvements, attorney's fees and advertising costs) paid by Tenant in obtaining such assignment or subletting. IN THE CASE OF SUBLETTING OF A PORTION OF THE PREMISES, PROFIT SHALL BE CALCULATED ON A SQUARE FOOT BASIS, ALLOCATING THE BASE RENT AND/OR ADDITIONAL RENT FOR THE PREMISES HEREUNDER TO THE FIRST FLOOR SPACE AT 27.4% OF THE TOTAL BASE RENT AND ADDITIONAL RENT FOR THE ENTIRE PREMISES AND TO THE SEVENTH FLOOR SPACE AT 62.6% OF SUCH TOTAL BASE RENT AND ADDITIONAL RENT.

                                  ARTICLE VII
                        TENANT'S MAINTENANCE AND REPAIRS

         7.1 MAINTENANCE. Tenant will keep and maintain the Premises and all fixtures and equipment located therein in clean, safe and sanitary condition, will take good care thereof and make all required repairs thereof, and will suffer no waste or injury thereto. Landlord, at its cost, shall provide and install Building Standard light fixtures as provided in Exhibit "C" attached hereto, if any, and all replacement tubes for such light fixtures. All other bulbs, tubes and lighting fixtures for the Premises shall be provided and installed by Tenant at its cost and expense.

         7.2 REPAIRS. Except as otherwise provided in Article XVI hereof, all injury, breakage and damage to the Premises and to any other part of the Office Complex caused by any act or omission of Tenant, or of any agent, employee, subtenant, contractor, customer or invitee of Tenant, shall be repaired by and at the sole expense of Tenant, except that Landlord shall have the right, at its option, to make such repairs and to charge Tenant for all costs and expenses incurred in connection therewith, as Additional Rent hereunder, which shall be due and payable upon ten (10) days after written demand.

                                  ARTICLE VIII
                               TENANT ALTERATIONS

         8.1 PROHIBITION. Tenant will not make or permit anyone to make any alteration, addition, improvements, removal, demolition or other construction or work (collectively "Alterations") structural or otherwise, in or to any portion of the interior or exterior of Premises or the Office Complex, without the prior written consent of Landlord, which CONSENT WITH RESPECT TO STRUCTURAL ALTERATIONS AND ALTERATIONS TO BUILDING SYSTEMS (INCLUDING WITHOUT LIMITATION, ELECTRICAL, MECHANICAL AND/OR PLUMBING SYSTEMS, MAY BE GRANTED OR DENIED IN LANDLORD'S SOLE AND ABSOLUTE DISCRETION, AND WHICH PRIOR WRITTEN CONSENT WITH RESPECT TO GENERAL COSMETIC DECORATING WHICH CANNOT BE SEEN FROM THE OUTSIDE OF THE PREMISES, WHICH IS LIMITED TO RELOCATION OF: PARTITIONS, LIGHTS, PLUMBING, ELECTRICAL OUTLETS (WITHOUT INCREASING ELECTRICAL CAPACITY) LANDLORD SHALL NOT UNREASONABLY WITHHOLD CONSENT. Landlord may impose any conditions upon its approval as it REASONABLY deems appropriate, including, without limitation, (a) the review and approval of any plans and specifications for such work, (b) the review and approval of the contractor or other persons who will perform the work, and (c) the acquisition by Tenant of specified additional insurance. All Alterations permitted by Landlord and constructed or installed by Tenant shall conform to all laws, ordinances, rules and regulations and requirements as set forth in Section 5.2 of this Lease. Tenant agrees to obtain and deliver to Landlord written, unconditional waivers of mechanic's and materialmen's liens against the Office Complex and the Land from all proposed contractors, subcontractors, laborers and material suppliers for all work, labor and services to be performed and materials to be furnished in connection with any such alteration, addition, removal or demolition PERFORMED BY, THROUGH OR UNDER TENANT OR ON TENANT'S BEHALF.

         8.2 INDEMNIFICATION, REMOVAL. Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, liabilities and damages based on or arising, directly or indirectly, by reason of any Alterations within or upon the Premises. If any Alterations FOR WHICH LANDLORD'S CONSENT IS NECESSARY HEREUNDER are undertaken or permitted by Tenant without the prior written consent of Landlord, Landlord shall have the right to remove and correct such Alterations and restore the Premises to its condition immediately prior thereto, and Tenant shall be liable for all costs and expenses incurred by Landlord in connection therewith, which shall be paid by Tenant to Landlord as Additional Rent.

                                   ARTICLE IX
                    LANDLORD'S INTEREST NOT SUBJECT TO LIENS

         9.1 LIENS, GENERALLY. Tenant shall not create or cause to be imposed, claimed or filed upon the Premises, the Office Complex or the Land or upon any portion or portions thereof, or upon the interest of Landlord therein, any lien, claim of lien, order for the payment of money, charge or other encumbrance whatsoever BY THROUGH OR UNDER TENANT. If any such lien, order, charge or other encumbrance shall be imposed, claimed or filed, Tenant shall, at its sole cost and expense, cause the same to be fully paid and satisfied or otherwise discharged of record by bonding or otherwise not later than fifteen (15) days following the earlier of (a) demand from Landlord that the same be paid and satisfied or discharged of record or (b) AND NOTICE TO TENANT OF the filing for record of such lien, order, charge or other encumbrance. Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all attorneys' fees, at both trial and all appellate levels, resulting or on account thereof and therefrom. In the event that Tenant shall fail to comply with the foregoing provisions of this Section, such failure shall constitute a default hereunder and Landlord shall have, in addition to its other rights under this Lease, the option of paying, satisfying or otherwise discharging (by bonding or otherwise) such lien, charge or encumbrance and Tenant agrees to reimburse Landlord, upon demand and Additional Rent, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

         9.2 MECHANICS LIENS. Landlord's interest in the Premises shall not be subjected to liens of any nature by reason of Tenant's construction, alteration, repair, restoration, replacement or reconstruction of any improvements on or in the Premises, including those arising in connection with or as an incident to the construction of any Tenant improvements or permitted Alterations, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, mechanics' and materialmen's liens. All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Premises or the Office Complex) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Premises, the Office Complex or the Land to any mechanic's or materialmen's lien or claim of lien or any other encumbrance whatsoever. If a lien, a claim of lien or an order for the payment of money shall be imposed against the premises or any improvement thereon, therein or thereto, on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within fifteen (15) days after written notice of the imposition of such lien, claim or order, cause the Premises and such improvements, to be released therefrom by the payment of the obligation secured thereby or by furnishing a bond or by any other method prescribed or permitted by law. If a lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release in form for recording in the office of the Clerk of the Circuit Court, Dade County, Florida, and otherwise sufficient to establish the release as a matter of record.

         9.3 NOTICES OF COMMENCEMENT. Prior to commencement by Tenant of any Alterations for which a Notice of Commencement is required pursuant to Chapter 713, Florida Statutes (or its successor), Tenant shall record such a notice in the office of the Clerk of the Circuit Court, Dade County, Florida, identifying Tenant as the party for whom such work is being performed and requiring the service of copies of all notices, liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Premises shall not be subject to mechanics or materialmen's liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording thereof, as aforesaid.

                                   ARTICLE X
                     KEYS, SIGNS, FURNISHINGS AND EQUIPMENT

         10.1 KEYS. Landlord shall provide two (2) keys to the front door of the office and two (2) keys to the restrooms on the floor. Additional keys will be provided at the cost of three dollars ($3.00) per key.

         10.2 SIGNS. No sign, advertisement or notice (collectively "Signs") shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior or the interior of the Premises or the Office Complex, except on the directories (WHICH SHALL NOT EXCEED FIVE (5) DIRECTORY STRIPS) and the doors of office and such other areas as are designated by Landlord, and then only in such place, number, size, color and style as are approved by Landlord in its sole discretion. All of Tenant's Signs which are approved by Landlord shall be installed and maintained by Landlord, at Tenant's sole cost and expense.

If any Sign that had not been approved by Landlord is exhibited, displayed or installed by Tenant, Landlord shall have the right to remove the same at Tenant's expense.

Notwithstanding anything to the contrary contained in this Article 10, Tenant (without Landlord's consent) may install any signage it desires within the Premises, so long as such signage is not visible form anywhere outside the Premises.

         10.3 PROHIBITED ADVERTISING. Landlord shall have the right to prohibit any advertisement or solicitation of or by Tenant which in Landlord's sole opinion tends to impair the reputation of the Office Complex or its desirability as a high-quality office building and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement.

         10.4. LANDLORD'S SIGNAGE RIGHTS. Landlord reserves the right to affix, install and display signs, advertisements and notices on any part of the exterior or interior of the Office Complex.

         10.5 REMOVAL OF SIGNAGE. At the end of the Lease Term or earlier termination of this Lease, Tenant shall remove all Signs from the Premises or Office Complex and, at its expense, repair any damage to the Premises or Office Complex on account thereof, or at Landlord's option, Landlord may remove such Signs and repair such damage, if any, at Tenant's expense, which shall be repaid to Landlord upon demand.

         10.6 FURNISHINGS. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment and fixtures in the Premises, which, if permitted by Landlord, shall be installed in such manner so as to adequately and safely distribute their weight. Any and all damage or injury to the Premises or Office Complex caused by moving the same into or upon the Premises, shall be repaired by Tenant at its sole cost and expense, or, at Landlord's option, Landlord may repair such damage at Tenant's expense, which shall be repaid to Landlord upon ten (10) days written demand. No furniture, equipment or other bulky material of any description will be received into the Office Complex or carried in the elevators except as approved by Landlord, and all such furniture, equipment and other bulky material shall be delivered only through the designated delivery entrance of the Office Complex and the designated freight elevator. Landlord may, but shall not be obligated to, supervise all moving of furniture, equipment and other materials, but Landlord shall not, however, be responsible for any damage to or charges for moving the same. Tenant agrees to remove promptly from the sidewalks adjacent to or the hallways or walkways within the Office Complex any of Tenant's furniture, equipment or other material there delivered or deposited.

         10.7 EQUIPMENT. Tenant will not install or operate in the Premises any electrically operated equipment or machinery that operates on greater than 110 volt power without first obtaining the prior written consent of the Landlord. Landlord may condition such consent as it deems appropriate and may require the payment by Tenant of an amount, as Additional Rent, in compensation for the excess consumption of electricity or other utilities and for the cost of any additional wiring or apparatus that may be occasioned by the operation of such equipment or machinery, together with applicable sales tax, if any. Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system or electrical system of the Premises or the Office Complex without first obtaining the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Tenant shall not permit business machines and mechanical equipment belonging to Tenant to cause noise or vibration that may be transmitted to the structure of the Office Complex or to any space therein to such a degree as to be objectionable to Landlord or to any Tenant in the Office Complex.

                                   ARTICLE XI
                             INSPECTION BY LANDLORD

Landlord and its agents and representatives, shall have the right to enter the Premises, at all reasonable times upon reasonable notice (but at all times and without notice in case of an emergency), without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect and protect the Premises and the Office Complex, to make such alterations and/or repairs as in the sole judgment of Landlord may be deemed necessary, or to exhibit the same to prospective Tenants during the last one hundred eight (180) days of the Lease Term, provided, however, that Landlord shall not thereby assume any responsibility for the performance of any of Tenant's obligations hereunder, nor any liability for the improper performance thereof. In connection with any such entry, Landlord shall endeavor to minimize the disruption to Tenant's use of the Premises.

                                  ARTICLE XII
                                   INSURANCE

         12.1 LIABILITY INSURANCE. Throughout the Lease Term, Tenant shall obtain and maintain, at Tenant's sole cost, comprehensive general public liability insurance including fire, legal liability and contractual liability coverage in a company or companies licensed to do business in the State of Florida and approved by Landlord. Said insurance shall be in minimum amounts approved by Landlord from time to time and shall name Landlord as an additional insured thereunder. Initially, Tenant agrees to maintain general liability insurance in the minimum amount of $1,000,000 combined single limit for injury to any number of persons in a single occurrence and for damage to property. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant shall furnish to Landlord evidence of such insurance together with evidence of any excess liability insurance which Tenant may carry. In addition, if requested by the holder of any mortgage against the Office Complex or the Land, or any portion thereof, said insurance shall also include such mortgagee as an additional insured as its interest may appear. If requested by Landlord, receipts evidencing payment of the premium for such insurance shall be delivered by Tenant at least annually, and each such policy shall contain an endorsement prohibiting cancellation or reduction of coverages without first giving Landlord thirty (30) days prior written notice of such proposed action.

         12.2 PROPERTY INSURANCE. Tenant shall also maintain insurance upon all property situated in the premises owned by Tenant or for which Tenant is legally liable and on fixtures and improvements installed in the Premises by or on behalf of Tenant. Such policies shall be for an amount equal to and not less than 100% of the full replacement cost, with coverage against at least fire, and with standard extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage coverage.

         12.3 OTHER INSURANCE. Worker's compensation insurance for all Tenant's employees working in or at the Premises in an amount sufficient to comply with applicable laws or regulations shall be maintained by Tenant. Tenant shall maintain insurance against such other perils and in such amounts as Landlord and any mortgagee of Landlord may from time to rime reasonably require in writing; provided however, Landlord will not be arbitrary or discriminatory in its requirements and such insurance shall be available at commercially reasonable rates.

         12.4 REQUIREMENTS. All policies of insurance required of Tenant hereunder shall contain a severability of interest clause, a cross-liability clause, shall be primary and shall not call into contribution any other insurance available to Landlord.

         12.5 FAILURE TO PROCURE INSURANCE. In the event Tenant shall fail to procure insurance required under this Article and fail to maintain the same in full force and effect continuously during the term of this Lease, Landlord shall be entitled to procure the same and Tenant shall immediately reimburse Landlord upon demand for such premium expense as Additional Rent.

         12.6 WAIVER OF SUBROGATION. Each of Landlord and Tenant hereby releases the other to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any person under such other party, provided, however, this release shall be in force and in effect only with respect to loss or damage occurring during such time as the releaser's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect such policies or the right of the releaser to recover thereunder. Each of Landlord and Tenant agrees that its fire and extended coverage insurance policies shall include such a clause so long as the same is obtainable and is includable without extra cost, or if such extra cost is chargeable therefor, so long as the other party pays such extra cost. If extra cost is chargable therefor, each party will advise the other thereof and of the amount thereof, and the other party, at its election may pay the same but shall not be obligated to do so.

         12.7 INSURANCE BY LANDLORD. Landlord shall, as part of Operating Expenses, obtain any and all insurance coverage in connection with the use and operation of the Office Complex, which shall include, but not be limited to, fire and extended coverage at full replacement value; comprehensive general public liability in a minimum amount of $1,000,000.00; difference in conditions; rental interruption insurance for no less than one (1) year's annual operating income; excess limits of liability insurance (umbrella coverage); and any and all other insurance, including boiler and machinery insurance as Landlord may reasonably require to adequately protect the interest of Landlord in the Office Complex and Land against liability afforded by such insurance coverage.

         12.8 INCREASE IN LANDLORD'S INSURANCE PREMIUM. Tenant shall not conduct or permit to be conducted any activity, or place any equipment, sign or furnishing, in or about the Premises or the Office Complex, which will in any way increase the rate of fire insurance or other insurance on the Office Complex. If any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of Tenant in or about the Premises or the Office Complex, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall reimburse Landlord for such amount upon ten (10) days written demand from Landlord and such sum shall be considered Additional Rent payable hereunder.

         12.9 BLANKET POLICY. Notwithstanding anything to the contrary contained in this Article 12 with respect to the insurance coverage and policies required of Tenant under this Lease, Tenant may utilize a "blanket" policy of insurance, provided that Tenant provides Landlord with satisfactory evidence that (i) Landlord is an additional insured under such blanket policy, and (ii) such blanket policy contains sufficient coverage for the replacement cost value as required by Section 12.2.

                                  ARTICLE XIII
                             SERVICES AND UTILITIES

         13.1 SERVICES AND UTILITIES. Landlord shall furnish to the Premises year-round ventilation and air-conditioning and heat during the seasons when they are required, as determined in Landlord's reasonable judgment. Landlord shall also provide reasonably adequate electricity, water, exterior window-cleaning service and janitorial service after 6:00 p.m. on Monday through Friday only (excluding legal holidays), as determined in Landlord's reasonable judgment and in accordance with standards customarily provided in first-class office buildings in the greater metropolitan Miami area. Landlord will also provide elevator service; provided, however, that Landlord shall have the right to remove elevators from service from time to time as may be required for moving freight or for servicing or maintaining the elevators and/or the Office Complex, or in the event of emergencies.

         13.2 NORMAL HOURS. The services and utilities required to be furnished by Landlord, other than electricity and water, will be provided only during the normal hours of operation of the Office Complex, except as otherwise specified herein. The normal hours of operation of the Office Complex will be 8:00 a.m. to 7:00 p.m. on Monday through Friday (except legal holidays) and 8:00 a.m. to 1:00 p.m. on Saturdays. There will be no normal hours of operation of the Office Complex on Sundays or legal holidays and Landlord shall not be obligated to maintain or operate the Office Complex at such times unless special arrangements have been made by Tenant. If Tenant requires air-conditioning or heat beyond the normal hours of operation set forth herein, Landlord will furnish such air conditioning or heat, provided Tenant gives Landlord's agent sufficient advance notice of such requirement and Tenant agrees to pay for the cost of such extra service in accordance with Landlord's then current schedule of costs and assessments for such extra service, which WILL NOT EXCEED THE PREVAILING HOURLY RATE CHARGE FOR AIR CONDITIONING IN SIMILAR BUILDINGS IN CORAL GABLES.

         13.3 INTERRUPTIONS. Landlord shall have no liability to Tenant whatsoever as a result of Landlord's failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, whether resulting from breakdown, removal from service for maintenance or repairs, strikes, scarcity of labor or materials, acts of God, governmental requirements or from any other cause whatsoever. No such failure or inability of Landlord to furnish the utilities or services required hereunder shall be deemed or considered to be or constitute an eviction, actual or constructive, of the Tenant from the Premises, nor shall it entitle Tenant to terminate this Lease or to receive an abatement of any rent payable hereunder.

         NOTWITHSTANDING THE FOREGOING, IF BECAUSE OF A MATTER (OTHER THAN CASUALTY) WITHIN LANDLORD'S CONTROL, LANDLORD FAILS TO PROVIDE AN ESSENTIAL BUILDING SERVICE (SUCH AS AT LEAST ONE (1) ELEVATOR, ELECTRICITY, OR HEATING AND AIR-CONDITIONING), AND SUCH FAILURE RENDERS ALL OR ANY PORTION OF THE PREMISES UNTENANTABLE FOR TEN (10) CONSECUTIVE BUSINESS DAYS AFTER WRITTEN NOTICE FROM TENANT, TENANT SHALL BE ENTITLED TO AN ABATEMENT OF BASE RENT AND ADDITIONAL RENT OTHER THAN PARKING CHARGES FOR PARKING SPACES ACTUALLY UTILIZED (IN PROPORTION TO THE AREA SO UNTENANTABLE) UNTIL SUCH ESSENTIAL SERVICE IS RESTORED.

         13.4 ENERGY CONSERVATION CONTROL. Tenant shall at Landlord's request comply with all mandatory and voluntary energy conservation controls and requirements applicable to office buildings that are imposed or instituted by any federal, state or local governmental body, including, without limitation, controls on the permitted range of temperature settings in office buildings, and requirements necessitating curtailment of the volume of energy consumption or the hours of operation of the Office Complex. Any terms or conditions of this Lease that conflict or interfere with compliance with such controls or requirements shall be suspended for the duration of such controls or requirements. Tenant's compliance with such controls or requirement shall not be deemed or considered to be or constitute an eviction, actual or constructive, of the Tenant from the Premises, nor shall such compliance entitle Tenant to terminate this Lease or to receive an abatement of any rent payable hereunder.

         13.5 ACCESS. EXCEPT AS IMPAIRED BY VIRTUE OF REPAIRS OF ALTERATIONS (BUT SUCH REPAIRS AND ALTERATIONS SHALL NOT PRECLUDE ACCESS), CASUALTY OR AS OTHERWISE PROVIDED IN THIS LEASE AND SUBJECT TO LANDLORD'S REASONABLE RULES AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO SECURITY, TENANT SHALL HAVE ACCESS TO THE PREMISES, BUILDING AND PARKING FACILITIES TWENTY-FOUR
(24) HOURS A DAY, SEVEN (7) DAYS PER WEEK FOR 365 DAYS PER YEAR.

                                  ARTICLE XIV
                LIABILITY OF LANDLORD, INDEMNIFICATION BY TENANT


         14.1 LIABILITY OF LANDLORD. EXCEPT TO THE EXTENT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, ITS AGENTS, EMPLOYEES OR CONTRACTORS, AND EXCEPT AS EXPRESSLY OTHERWISE PROVIDED IN THIS LEASE, Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including but not limited to claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever, including, but not limited to (a) repairs to any portion of the Premises or the Office Complex; (b) interruption in Tenant's use of the Premises; (c) any accident or damage resulting from the use and operation (by Landlord, Tenant or any other person or persons) of elevators, or of heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of this Lease by reason of the condemnation or destruction of the Premises or the Office Complex in accordance with the provisions of this Lease;
(e) any fire, robbery, theft, mysterious disappearance or other casualty; (f) the actions of any other Tenants of the Office Complex or of any other person or persons; and (g) any leakage in any part or portion of the Premises or the Office Complex, whether from water, rain or other precipitation that may leak into, or flow from, any part of the premises or the Office Complex, or from drains, pipes or plumbing fixtures in the Office Complex.

Any goods, property or personal effects stored or placed by the Tenant or its employees in or about the Premises or Office Complex shall be at the sole risk of the Tenant, and the Landlord shall not in any manner be held responsible therefor. It is understood that the employees of the Landlord are prohibited from receiving any packages or other articles delivered to the Office Complex for Tenant, and if any such employee receives any such package or articles delivered to the Office Complex for Tenant, and if any such employee receives any such package or articles, such employee shall be acting as the agent of the Tenant for such purposes and not as the agent of the Landlord. Notwithstanding the foregoing provisions of this Section, Landlord shall not be released from liability to Tenant for any damage or injury caused by the willful misconduct of Landlord or its employees; provided, however, in no event shall Landlord have any liability to Tenant for any claims based on the interruption of or loss to Tenant's business.

         14.2 INDEMNIFICATION OF LANDLORD. Tenant shall defend, indemnify and save and hold Landlord harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees (BUT NOT AGAINST ANY OF THE SAME TO THE EXTENT THAT A GROSSLY NEGLIGENT OR WILLFUL ACT OR OMISSION OF LANDLORD GAVE RISE THERETO), arising directly or indirectly from or out of (a) any failure by Tenant to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed including, without limitation, the failure to comply with the rules and regulations for which provisions are made in Article XV; (b) any accident, injury, or damage which shall happen at, in or upon the Premises, however occurring; (c) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Premises, or the operation by any person of the Premises, or the operation of the business conducted therefrom; (d) any failure of Tenant, and/or its employees, agents, invitees, customers, licensees, or contractors, to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any governmental authority; (e) any contamination of the Premises or the Office Complex occasioned by the use, transportation, storage, spillage or discharge thereon, therein or therefrom of any toxic or hazardous chemicals, compounds, materials or substances, whether by Tenant or by its employees, agents, invitees, customers, licensees or contractors; (f) any use, generation, manufacture, storage, or release of any hazardous Materials in and about the Premises, the Office Complex or the Land, or the groundwater thereof, or any discharge of toxic or hazardous sewage or waste materials from the Premises into any sanitary sewer system serving the premises or the Office Complex, whether by Tenant, its employees, agents, invitees, customers, licensees or contractors; and (g) any other act or omission of Tenant, its employees, agents, invitees, customers, licensees, or contractors.

Tenant's indemnity obligations under this Section and elsewhere in this Lease arising prior to the termination or assignment of this Lease shall survive any such termination or assignment.

         14.3 NOTICE OF CLAIM OR SUIT. Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Landlord WITH RESPECT TO THIS LEASE, THE OFFICE COMPLEX, THE PREMISES of which Tenant receives WRITTEN notice or of which Tenant acquires actual knowledge. In the event Landlord OR TENANT, AS APPLICABLE is made a party to any action for damages or other relief against which EITHER PARTY has indemnified THE OTHER, THE INDEMNIFYING PARTY SHALL DEFEND THE INDEMNIFIED PARTY, pay all costs and shall provide effective counsel to THE INDEMNIFIED PARTY in such litigation or, at THE INDEMNIFIED PARTY'S option, shall pay all reasonable attorneys' fees and costs incurred by THE INDEMNIFIED PARTY in connection with its own defense or settlement of said litigation.

         14.4 TRANSFER OF OFFICE COMPLEX. In the event that at any time Landlord shall sell or transfer the Office Complex, or that portion thereof which includes the Premises, provided the purchaser or transferee assumes the obligations of the Landlord hereunder, the Landlord named herein shall not be liable to Tenant for any obligations or liabilities based on or arising out of events or conditions occurring on or after the date of such sale or transfer. Furthermore, Tenant agrees to attorn to any such purchaser or transferee upon all terms and conditions of this Lease.

         14.5 NO OFFSET AGAINST RENT. In the event that Tenant shall at any time during the Lease term have a claim against Landlord, Tenant shall not have the right to offset or deduct the amount allegedly owed to Tenant from any rent or other sums payable to Landlord hereunder, it being understood that Tenant's sole remedy for recovering upon such claim shall be to institute an independent action against Landlord.

         14.6 LIMITATION ON LIABILITY OF LANDLORD. In the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against the Office Complex assets of Landlord. In no event shall any partner of Landlord or any other person be held to have any personal liability for satisfaction of any claims or judgments that Tenant may have against Landlord.

                                   ARTICLE XV
                             RULES AND REGULATIONS

Tenant and its agents, employees, invitees, licensees, customer, client, family members, guests and permitted subtenants shall at all times abide by and observe the rules and regulations for the Office Complex attached hereto as Exhibit "E" and made a part hereof by this reference. Landlord shall have the right from time to time to amend, modify, delete or add new and additional rules and regulations with respect to the safety, operation and maintenance of the Premises and the Office Complex and the comfort, quiet and convenience of the other Tenants in the Office Complex, provided that notice thereof is given to Tenant and that such new or modified rules and regulations are not inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce any such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other Tenant, and Landlord shall not be liable to Tenant for the violation of any such rules or regulations by any other Tenant or its employees, agents, business invitees, licensees, contractors, customers, clients, family member or guests. However, where rules are enforced, such rules shall be uniformly enforced in a non-discriminatory manner. The failure by Landlord to enforce any such rules and regulations against Tenant or any other Tenant of the Center shall not constitute a waiver of Landlord's right to do so in the future nor any default hereunder by Landlord. If there is any inconsistency between this Lease and such rules and regulations, the provision of this Lease shall govern.

                                  ARTICLE XVI
                             DAMAGE OR DESTRUCTION

         16.1 DAMAGE OR DESTRUCTION. If, during the Lease Term, the Premises or the Office Complex are totally or partially damaged or destroyed from any cause, so as to render the Premises totally or partially inaccessible or unusuable, Landlord shall diligently (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company involved) repair and restore the Premises and the Office Complex to substantially the same condition they were in prior to such damage; provided, however, if the repairs and restoration cannot be completed within ninety (90) days after the occurrence of such damage or destruction. If this Lease is terminated by Landlord pursuant to this Section, all rent payable hereunder shall be apportioned and paid to the date of such termination of Lease, and Tenant shall have no further rights or remedies as against Landlord pursuant to this Lease, or otherwise. If this Lease is not terminated pursuant to this Section, then until the repair and restoration of the Premises is completed Tenant shall be required to pay base Rent and Additional Rent only for that part of the Premises that Tenant is able to use while repairs are being made, based on the ratio that the amount of usable rentable area bears to the total rentable area in the Premises; provided, however that there shall be no such reduction in Base Rent or Additional rent if such damage was caused by the act or omission of Tenant or any of its employees, agents, licensees, subtenants, contractors, invitees, customers, clients, family members or guests, upon written demand from Landlord, Tenant shall pay to Landlord the amount by which such costs and expenses exceed the insurance proceeds, if any, received by Landlord on account of such damage or destruction together with such other losses or damages which Landlord may suffer or sustain on account thereof.

         16.2 LIMITATION OF LANDLORD'S OBLIGATION. Landlord's obligation of repair, reconstruction or replacement hereunder shall be limited to the Building Standard Work described on Exhibit "C", if any. In no event shall Landlord be obligated to expend for such repairs, reconstruction or replacement an amount in excess of the insurance proceeds recovered or recoverable on account of any such damage or destruction. Moreover, Landlord shall not be liable for delays occasioned by adjustment or losses with insurance carriers or by any other cause so long as Landlord shall proceed in good faith and with due diligence.

         16.3 WAIVER BY TENANT. Tenant and Landlord each hereby waives any and all right of recovery which it might otherwise have against the other, its agents and employees, for loss or damage to such party's contents, merchandise, inventory, furniture, furnishings, fixtures and any other property recoverable by Tenant under the provisions of this Lease, to the extent that the same are covered by Tenant's insurance, notwithstanding that such loss or damage may result from the negligence or fault of the other party, its agents or employees. Tenant agrees that it shall insure against all such losses or damage.

         16.4 LANDLORD'S TERMINATION OPTION. Notwithstanding anything to the contrary contained herein, if the Office Complex is damaged or destroyed, whether or not the Premises are damaged or destroyed, from any cause to such an extent that the costs of repairing and restoring the Office Complex would exceed fifty percent (50%) of the replacement value of the Office Complex, Landlord shall have the right to terminate this Lease by written notice to Tenant, provided the leases with all other Tenants in the Office Complex are similarly terminated. This right of termination shall be in addition to any other right of termination provided in this Lease.

         16.5 TENANT'S TERMINATION OPTION. IN ADDITION TO THE FOREGOING, IF RECONSTRUCTION OR REPAIR OF THE PREMISES REQUIRED AS A RESULT OF DAMAGE OR DESTRUCTION RENDERING THE PREMISES TOTALLY OR PARTIALLY INACCESSIBLE OR UNUSABLE IS NOT CAPABLE OF BEING SUBSTANTIALLY COMPLETED WITHIN ON YEAR AFTER THE DATE OF THE CASUALTY, AS DETERMINED AND REPORTED IN WRITING BY LANDLORD'S ARCHITECT AND/OR ENGINEER EMPLOYED IN CONNECTION WITH THE REPAIR AND RECONSTRUCTION, THEN TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE BY WRITTEN NOTICE TO LANDLORD DELIVERED WITHIN FORTY-FIVE (45) DAYS AFTER THE DATE OF SUCH CASUALTY OF FIFTEEN (15) DAYS AFTER RECEIPT OF A COPY OF SUCH REPORT, WHICHEVER IS LATER, WHEREUPON LANDLORD AND TENANT SHALL BE RELIEVED OF ALL FURTHER OBLIGATIONS UNDER THIS LEASE.

                                  ARTICLE XVII
                                  CONDEMNATION

         17.1 CONDEMNATION. If the whole or a substantial part (as hereinafter defined) of the Premises, or the use or occupancy of the Premises, shall be taken or condemned for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then this Lease shall terminate on the date title thereto vests in the condemning authority, and all rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Premises, or the use or occupancy thereof, is taken or condemned for any public or quasi-public use or purposes (including a sale thereof under threat of such a taking), then this Lease shall continue in full force and effect, except that the rent payable hereunder shall be equitably adjusted (on the basis of the ratio of the number of square feet of rentable area taken to the total rentable area in the Premises prior to such condemnation) as of the date title vests in the condemning authority. For purposes of this Section, a substantial part of the Premises shall be considered to have been taken if more than one-third (1/3) of the premises is rendered unusable as a result of such condemnation.

         17.2 AWARD. All awards, damages and other compensation paid by the condemning authority on account of such taking or condemnation (or sale under threat of such taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation. Except as expressly provided in this Section 17.2, Tenant agrees not to make any claim against Landlord for the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment, and trade fixtures and the unamortized value of any Building Standard leasehold improvements paid for by Tenant installed in the Premises at the Tenant's expense and for relocation expenses, provided that such claim does not in any way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.

                                 ARTICLE XVIII
                               DEFAULT BY TENANT

         18.1 EVENTS OF DEFAULT. The occurrence of any of the following ("Events of Default") shall constitute a breach of and default under this Lease:

         (a) If Tenant shall fail to pay any installment of base Rent or Additional Rent when due, or shall fail to pay when due any other payment required under this Lease; in each instance on or before five (5) days after written notice of non-payment except that written notice shall not be required more than twice in any Lease year with respect to Base Rent installments;

         (b) If Tenant shall violate or fail to comply with or perform any other term, condition, covenant or agreement to be performed or observed by Tenant under this Lease not requiring the payment of money, and such violation or failure shall continue for a period of thirty (30) days after written notice from Landlord, unless the cure reasonably requires more than thirty (30) days, in which case Tenant shall have an additional reasonable period of time to complete the cure, provided Tenant commences to cure within such thirty (30) day period and then diligently prosecutes such cure to completion (except where action is necessary to prevent loss, damage or injury to property or persons, in which event Tenant shall cure such failure promptly or where such failure constitutes a violation of law, in which event Tenant shall cure such failure within the time required by law but no later than as provided above);

         (c) If Tenant or any guarantor of the Tenant's obligations hereunder shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors;

         (d) If Tenant or any such guarantor shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

         (e) If the Tenant or any such guarantor shall take any corporate action to authorize any of the actions set forth in paragraphs (c) or (d) above; or

         (f) If any case, proceeding or other action against the Tenant or any guarantor of the Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within fifteen (15) business days after the entry thereof or (ii) remains undismissed for a period of ninety (90) days;

         (g) If Tenant's leasehold interest in the Premises or property therein shall be seized under any levy, execution, attachment or other process of court where the same shall not be vacated or stayed on appeal or otherwise within seven (7) days thereafter, or if Tenant's leasehold interest in the Premises is sold by judicial sale or otherwise.

         (h) If Tenant shall abandon or vacate the Premises without continuing to pay Rent when due;

         (i) If the premises is used or permitted to be used for any purpose, or the conduct of any business or activity, not permitted by this Lease after three
(3) days prior written notice from Landlord;

         (j) If any assignment, sublease or transfer shall be made or deemed to be made that is in violation of the provisions of Article VI of this Lease;

         (k) If Tenant shall fail to abide by, comply with or conform to any of the rules and regulations established and promulgated by Landlord for and with respect to the Premises and the Office complex within five (5) days after written notice from Landlord; provided, however, that Landlord shall not be obligated to give notice of violation of rules and regulations more than twice in any lease Year.

         18.2 Remedies on default. If any of the events of Default hereinabove specified in Section 18.1 of this Lease shall occur, Landlord, at any time thereafter, shall have and may exercise any of the following rights and remedies:

         (a) Landlord may, pursuant to written notice thereof to Tenant, terminate this Lease and peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for Landlord's own account and, for Tenant's breach of and default under this Lease, recover immediately from Tenant any and all rents and other sums and damages due or in existence at the time of such termination, including, without limitation, (i) all Base Rent and Additional Rent, (ii) all other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder,
(iii) all reasonable costs and expenses of Landlord in connection with the recovery of possession of the Premises, including reasonable attorneys' fees and the cost of any alterations or repairs which may be reasonably required to so relet the Premises, or any part or parts thereof; and

         (b) Landlord may, pursuant to any prior notice required by law, and without terminating this Lease, peaceably or pursuant to appropriate legal proceedings, reenter, retake and resume possession of the Premises for the account of Tenant, make such alterations of and repairs to the Premises as may be reasonably necessary in order to relet the same or any part or parts thereof and relet or attempt to relet the Premises or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the term of this Lease), at such rents and upon such other terms and provisions as Landlord, in its sole, but reasonable, discretion, may deem advisable. If Landlord relets or attempts to relet the Premises, Landlord shall be the sole judge as to the terms and provisions of any new lease or sublease and of whether or not a particular proposed new tenant or subtenant is acceptable to Landlord. Upon any reletting, all rents, whether Base Rent or Additional Rent, received by the Landlord from such reletting shall be applied, (a) first, to the payment of all costs and expenses of such recovering possession of the Premises; (b) second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys' fees and the cost of any alterations, restorations and repairs reasonably required for such reletting; (c) third, to the payment of any indebtedness, other than rent, due hereunder from Tenant to the Landlord; (d) fourth, to the payment of all rents due and unpaid hereunder; and (e) fifth, the residue, if any shall be held by the Landlord and applied in payment of future rents the same may become due and payable hereunder. If the rents received from such reletting during any period shall be less than that required to be paid during that period by the Tenant hereunder, Tenant shall pay any such deficiency to the Landlord within ten (10) days after demand therefor and upon Tenant's failure to do so, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of rent shall otherwise become due under this Lease, or, at the option of Landlord, at the end of the term of this Lease. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Premises or other breach of or default under this Lease other than a default in the payment of rent. No such re-entry, retaking or resumption of possession of the Premises by the Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention shall be given to the Tenant. Notwithstanding any such re-entry and reletting or attempted reletting of the Premises or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Lease or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Lease; and

         c) Landlord may, without re-entering, retaking or resuming possession of the Premises, sue for all rents, including Base Rent and Additional Rent, and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder, either: (i) as they become due under this Lease, or (ii) at Landlord's option, Landlord may accelerate the maturity and due date of the whole or any part of Base Rent and Additional Rent for the entire then-remaining unexpired balance of the term of this Lease, as well as all other sums, charges, payments, costs and expenses required to be paid by Tenant to Landlord hereunder, including, without limitation, damages for breach or default of Tenant's obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Lease shall, following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. For purposes of determining the total amount due from Tenant to Landlord upon any such acceleration, Base Rent and Additional Rent shall each be treated as being subject to increase in each remaining Lease Year of the entire then remaining balance of the Lease Term at the rate of five percent (5%) per year. However, all accelerated sums due from Tenant to Landlord pursuant to the foregoing provisions of this subparagraph (c) shall be subject to adjustment to the then-present value of such accelerated sums at the time of their actual payment by Tenant to Landlord based upon an eight percent (8%) discount rate, which discount rate is agreed upon by, and acceptable to, each party hereto as evidenced by each party's execution of this Lease. Landlord may recover and collect all such unpaid rents and other sums so sued by Tenant by distress, levy, execution or otherwise. IF LANDLORD SHALL INVOKE AND EXERCISE EITHER OF THE REMEDIES PROVIDED IN THIS SUBPARAGRAPH (c), THEN SHOULD TENANT VACATE THE PREMISES AND ADVISE LANDLORD IN WRITING OF SUCH VACATING, LANDLORD SHALL, IF THERE SHALL BE NO OTHER VACANT SPACE OF COMPARABLE SIZE TO EITHER THE GROUND FLOOR SPACE OR THE SEVENTH FLOOR SPACE OR FROM WHICH SUCH COMPARABLE SIZE SPACE COULD BE PRACTICALLY DESIGNED AND CREATED, IN GOOD FAITH ATTEMPT TO LEASE THE PREMISES OR PORTIONS THEREOF AT THE THEN MARKET RATE FOR SIMILAR SPACE IN THE BUILDING AS PROVIDED AND TO THE SAME EFFECT AS STATED IN SUBPARAGRAPH (b) IN THIS SECTION 18.2. ANY SUCH ATTEMPT BY LANDLORD TO LET THE PREMISES OR ANY PROTION THEOF, SHALL NOT CONSTITUTE THE ACCEPTANCE OF A SURRENDER OF THE PREMISES, OR ANY PORTION THEREOF, NOR THE TERMINATION OF THIS LEASE.

         18.3 ADDITIONAL REMEDIES. Except as expressly otherwise provided herein in addition to the remedies hereinabove specified and enumerated in Section 18.2 Landlord shall have the right of injunction and shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies or re-entry, unlawful detainer proceedings and other remedies were not herein provided. Accordingly, the mention in this Lease of any particular remedy shall not preclude Landlord from having or exercising any other remedy set further in this lease or at law as in equity. Nothing herein contained shall be construed as precluding the Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve the Landlord's right or the interest of the Landlord in the Premises and in this Lease, even before the expiration of the notice periods provided for in this

Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of the Landlord in this Lease and in the Premises.

         18.4. NO WAIVER. If Landlord or Tenant shall institute proceedings against the other and a compromise or settlement thereof shall be made except as expressly provided in such compromise or settlement, the same shall not constitute a waiver of the same or of any other covenant, condition or agreement set forth herein, nor any of Landlord's rights hereunder. Neither the payment by Tenant of a lesser amount than the installments of Base Rent, Additional Rent or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent or other sums payable hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sums or to pursue any other remedy available to Landlord. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease except to the extent expressly so acknowledged by Landlord in writing.

         18.5 LANDLORD MAY CURE TENANT'S DEFAULTS. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant beyond applicable notice and cure periods, then Landlord may, but shall not be required to, make such payment or do such act. If Landlord elects to make such payment or do such act, all costs and expenses incurred by Landlord, plus interest thereon at the highest rate allowable under the laws of the State of Florida from the date paid by Landlord to the date of payment thereof by Tenant, shall be immediately paid by Tenant to Landlord within then
(10) days after written notice; provided however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. The taking of such action by Landlord shall not be considered as a cure of such default by Tenant or bar Landlord from pursuing any remedy to which it is otherwise entitled on account of such default.

         18.6 LANDLORD'S LIEN. LANDLORD HEREBY WAIVES AND RELINQUISHES THE STATUTORY LIEN WHICH LANDLORD WOULD OTHERWISE HAVE UNDER THE FLORIDA STATUTES UPON THE PROPERTY OF TENANT. HOWEVER, NO PARTY OWNING OR HOLDING A SECURITY INTEREST IN TENANT'S PROPERTY SHALL HAVE THE RIGHT TO HOLD A COLLATERAL SALE OF SUCH PROPERTY IN THE PREMISES OR IN THE OFFICE COMPLEX AND SHALL NOT BE ENTITLED TO REMOVE FROM THE PREMISES ANY SUCH PROPERTY EXCEPT AFTER NORMAL BUSINESS HOURS OF THE OFFICE COMPLEX NOR WITHOUT ASSUMING IN WRITING LIABILITY AND RESPONSIBILITY FOR ANY DAMAGE DONE TO THE PREMISES OR THE OFFICE COMPLEX IN THE PROCESS OF ANY SUCH REMOVAL AND IF REASONABLY REQUIRED BY LANDLORD, DEPOSITING REASONABLY ADEQUATE SECURITY TO RESTORE AND REPAIR ANY SUCH DAMAGES. THE PROVISIONS OF THIS SUBPARAGRAPH SHALL BE INCORPORATED IN ANY INSTRUMENT GRANTING A SECURITY INTEREST IN TENANT'S PROPERTY IN THE PREMISES.

                                  ARTICLE XIX
                 SUBORDINATION, ATTORNMENT AND QUIET ENJOYMENT

         19.1 SUBORDINATION. Provided the holder of any mortgage or mortgages or ground leases, if any, now or hereafter in force and effect upon or encumbering any or all, or any combination, of the Premises and the Office Complex, or any extensions, renewals, consolidations and replacements of, and all amendments and supplements to any such mortgage(s) or ground lease(s) (collectively and severally referred to as "Mortgage") shall agree that so long as Tenant is not in default beyond applicable notice and cure periods under this Lease, Tenant's possession of the Premises and substantive rights (other than remedies against acts of prior landlord), shall not be disturbed; this Lease, Tenant's interest hereunder and Tenant's leasehold interest and to the Premises, are hereby agreed by Tenant to be and are hereby made junior, inferior, subordinate and subject in right, title, interest, lien, encumbrance, priority, and all other respects to any mortgage or mortgages now or hereafter in force and effect upon or encumbering any or all, or any combination, of the Premises and the Office Complex, or any parts thereof, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to any such mortgage or morgages, and upon recording any of such mortgage or mortgages, the same shall be deemed to be prior in dignity, lien and encumbrance of this Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises irrespective of the dates of execution, delivery or recordation of any such mortgage or mortgages. The foregoing subordination provisions of this Section shall be automatic and self-operative without the necessity of the execution of any further instrument or subordination on the part of Tenant. However, Tenant agrees to executive and deliver, not later than twenty (20) days after receipt of a written request therefore from Landlord or the holder or proposed holder of any mortgage, any further instrument or agreement of subordination of this Lease, Tenant's interest hereunder or Tenant's leasehold interest in the Premises to any such mortgage or mortgages in confirmation or furtherance of or in addition to the foregoing subordination provisions of this Section. Failure to do so by Tenant shall, at Landlord's option, constitute a default by Tenant under this Lease and Landlord shall be entitled thereupon to exercise any and all remedies available to Landlord pursuant to this Lease or otherwise provided by law, including, without limitation, the cancellation and termination of this Lease without incurring any liability to Tenant on account thereof. The provisions of this Section are material considerations for an inducement of the execution of this Lease by Landlord and its demise of the Premises to Tenant. Accordingly, any breach or default by Tenant of its covenants and obligations hereunder shall be deemed to be and constitute a material and substantial breach and default of this Lease by Tenant.

         19.2 ATTORNMENT. Tenant shall and hereby agrees to attorn, and be bound under all of the terms, provisions, covenants and conditions of this Lease, to any successor of the interest of Landlord under this Lease for the balance of the term of this Lease remaining at the time of the succession of such interest of such successor so long as such successor assumes in writing all of Landlord's obligations accruing hereunder from and after acquiring the interest of Landlord. In particular, in the event that any proceedings are brought for the foreclosure of any mortgage encumbering, any of all, or a portion of, the Premises and the Office Complex, Tenant shall attorn to the purchaser at any such foreclosure sale and recognize such purchaser of Landlord under this Lease, subject, however, to all of the terms and conditions of this Lease. Tenant agrees that neither the purchaser at such foreclosure sale nor the foreclosing mortgagee shall have liability for any act or omission of Landlord (except for obligations of Landlord of a continuing nature and then only to the extent accruing from and after acquiring the interest of Landlord), be subject to any offsets or defenses which Tenant may have as claim against Landlord, or be bound by any advance rents which may have been paid by Tenant to Landlord for more than the current period in which such rents come due.

         19.3 QUIET ENJOYMENT. Tenant, upon paying the minimum rent, additional rent and other charges herein provided for, and observing and keeping all covenants, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Premises during the Lease Term without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease. Landlord hereby reserves the right to prescribe, at its sole discretion, reasonable rules and regulations (herein called the "Rules and Regulations") having uniform applicability to all similarly situated tenants of the Building and governing the use and enjoyment of the Premises and the remainder of the Property; provided that the Rules and Regulations shall not materially interfere with Tenant's use and enjoyment of the Premises in accordance with the provisions of this Lease for the permitted uses. Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rules and Regulations in affect on the date hereof is attached hereto as Exhibit "E".


                                   ARTICLE XX
                                  END OF TERM


         20.1 SURRENDER OF PREMISES. Upon the expiration or other termination of the Lease Term, Tenant shall surrender the Premises, broom clean, in the same order and condition in which they are in on the Lease Commencement Date, ordinary wear and tear and damage by casualty excepted. All improvements to the Premises or the Office Complex made by either party shall remain upon and be surrendered with the Premises as a part thereof at the end of the Lease term, except that if Tenant is not in default under this Lease, Tenant shall have the right to remove, prior to the expiration of the Lease Term, all movable furniture, furnishing and equipment installed in the Premises solely at the expense of Tenant. All damage and injury to the Premises or the Office Complex caused by such removal shall be repaired by Tenant, at Tenant's sole expense, or, at the Landlord's option, Landlord may repair such damage at Tenant's expense, which shall be repaid to Landlord upon ten (10) days written demand. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the Premises as a part thereof. Notwithstanding any covenant or condition of this Article to the contrary, however, Landlord may require, in its sole discretion, that any or all improvements made by or on behalf of Tenant (other than Tenant Improvement Work) within or upon the Premises be removed upon the termination of this Lease, or upon the default by Tenant, and Tenant hereby agrees to cause same to be removed and the Premises to be restored, at Tenant's sole cost and expense, or, at Landlord's option, Landlord may remove and restore the same at Tenant's expense, which shall be repaid to Landlord upon ten (10) days written demand, together with any and all damages Landlord may suffer or sustain by reason of the failure of Tenant to remove the same. Notwithstanding anything to the contrary contained in this
Section 20.1, Landlord may not require Tenant to remove any; (a) improvements installed by Landlord prior to the Commencement Date of this Lease; or (b) items approved by Landlord as part of the initial buildout of the Premises (whether installed by Landlord or Tenant); or (c) Alterations made to the Premises after the Commencement Date, unless Landlord, simultaneously with and as part of its review of the plans and specifications therefor, has expressly advised Tenant in writing that the applicable alteration will not need to be removed by Tenant upon the expiration or earlier termination of this Lease.

         20.2 HOLDING OVER. If Tenant or any other person or party shall remain the possession of the Premises or any part thereof following the expiration of the term or earlier termination of this Lease without an agreement in writing between Landlord and Tenant with respect thereto, the person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the rents and other amounts payable under this Lease by such tenant at sufferance shall be double 150% OF THE RATE OR RATES IN EFFECT IMMEDIATELY PRIOR TO THE EXPIRATION OF THE TERM OR EARLIER TERMINATION OF THIS LEASE AND TENANT AND ANY SUCH TENANT AT SUFFERANCE SHALL PAY LANDLORD AND BE LIABLE FOR ANY AND ALL DAMAGES THAT LANDLORD MAY SUFFER ON ACCOUNT OF THE FAILURE TO SURRENDER POSSESSION OF THE PREMISES, AND SAID TENANT AND TENANT AT SUFFERANCE DO JOINTLY AND SEVERALLY HEREBY AGREE TO INDEMNIFY AND SAVE LANDLORD HARMLESS FROM AND AGAINST ALL CLAIMS MADE BY ANY SUCCEEDING TENANT OF THE PREMISES (OR ANY PART THEREOF) AGAINST LANDLORD ON ACCOUNT OF DELAY BY LANDLORD IN DELIVERING POSSESSION OF THE PREMISES TO THE SUCCEEDING TENANT. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Lease OR AN AGREEMENT BY LANDLORD TO PERMIT SUCH HOLDING OVER, IT BEING RECOGNIZED AND ACKNOWLEDGED BY TENANT THAT SUCH HOLDING OVER IS A DEFAULT BY TENANT UNDER THIS LEASE.

                                  ARTICLE XXI
                                    PARKING

         21.1 PARKING, GENERALLY. DURING the Lease Term Landlord may make available to Tenant monthly parking permits for the parking of passenger automobiles in those parking areas designated by Landlord in the Parking Garage for tenants and invitees of the Office Complex (the "Parking Areas" in an amount not to exceed two point five (2.5) parking spaces for each one thousand (1,000) square feet of rentable area in the Premises. The charge is $45.00 per month for unassigned spaces for the initial year and market rates thereafter. Notwithstanding the foregoing, Landlord does not guarantee the availability of monthly parking permits to Tenant following the First Lease Year if and to the extent that Tenant does not purchase Tenant's full allotment of such monthly parking permits during the First Lease Year.

         21.2 NO SPECIFIED SPACES. The Parking Garage will be operated on a non-exclusive self-parking basis. No specified parking spaces within the Parking Areas will be allocated for use by Tenant. Each user of the Parking Areas will have the right to park in any available stall or space on a first come-first served basis, unless such space is specifically designated or reserved by Landlord or designated for handicapped parking.

         21.3 PARKING GARAGE RULES. Tenant and its employees shall observe reasonable safety precautions in the use of the Parking Garage and shall at all times abides by all reasonable rules and regulations from time to time promulgated by Landlord or the Parking Garage operator governing this size of permitted automobiles in the Parking Garage and the general use of the Parking Garage, including the requirement that an identification or parking sticker shall be displayed at all times in all cars parked in the Parking Garage. Any car not displaying such a sticker, if so required, may be towed away at the car owner's expense.

         21.4 PARKING GARAGE HOURS. The Parking Garage will remain open during the normal hours of operation of the Office Complex.

         21.5 NO LIABILITY OF LANDLORD. Except to the extent caused by the gross negligence or willful misconduct of Landlord or its employees or agents, Landlord does not assume any responsibility for, and shall not be held liable for, any damage or loss to any automobiles or other vehicles parked in the Parking Garage or to any personal property located therein, or for any injury sustained by any person in or about the Parking Garage.

                                  ARTICLE XXII
                              RELOCATION OF TENANT


         22.1 RELOCATION. Recognizing that the Building is large and needs of tenants as to space may vary from time to time, and in order for Landlord to accommodate Tenant and prospective tenants, Landlord expressly reserves the right, prior to and/or during the Lease Term, at Landlord's sole expense, to move Tenant AFTER THE TWENTY FOUR (24TH) MONTH OF THE LEASE TERM from the Premises and relocate Tenant in other comparable space of Landlord's choosing of approximately the same dimensions, size AND VIEW ON THE SAME FLOOR OR HIGHER within the Building, which other space will be decorated by Landlord at its expense. Landlord may use decorations and materials from the existing Premises, or other materials, so that the space in which Tenant is relocated will be comparable in its interior design and decoration to the space from which Tenant is removed.

         22.2 NO INTERFERENCE. During the relocation period Landlord will use reasonable efforts not to unduly interfere with Tenant's business activities and Landlord agrees to substantially complete the relocation within a reasonable time under all then existing circumstances.

         22.3 ACKNOWLEDGMENT AND CONFIRMATION. This Lease and each of its terms and conditions will remain in full force and effect and be applicable to any such new space and such new space will be deemed to be the Premises demised hereunder; upon request Tenant will execute such documents which may be requested to evidence, acknowledge and confirm the relocation (but it will be effective even in the absence of such confirmation).

         22.3 EXPENSE OF RELOCATION. Landlord's obligation for expenses of removal relocation will be the actual cost of relocating decorating Tenant's new space, and Tenant agrees that Landlord's exercise of its election to remove and relocate Tenant will not release Tenant in whole or in part from its obligations hereunder for the full Lease Term. No rights granted in this Lease to Tenant, including the right or peaceful possession and quiet enjoyment, will be deemed breached or interfered with by reason of Landlord's exercise of the relocation right reserved herein.

         22.5 NOTICE TO TENANT. If Landlord exercises its relocation right under this paragraph, (i)Tenant will be given thirty (30) days prior notice in writing, (ii) Landlord will reimburse Tenant for the reasonable cost of replacement of stationary and telephone relocation and other similar expense necessitated by the exercise of said right of relocation.


                                 ARTICLE XXIII
                               GENERAL PROVISIONS

         23.1 ENTIRE AGREEMENT; MODIFICATION. This Lease and Exhibits "A" - "G" attached hereto contain and embody the entire agreement of the parties hereto and supersede all prior agreements, negotiations and discussion between the parties hereto. Any representation, inducement or agreement that is not contained in this Lease shall not be of any force or effect, and no rights, privileges, easements or licenses are being or shall be acquired by Tenant except as expressly set forth herein. Tenant hereby waives, as a material part of the consideration hereof, all claims against Landlord for recision, damages or any other form or relief by reason of any alleged covenant, warranty, representation, agreement or understanding not contained in this Lease. This Lease may not be modified or changed in whole or in part in any manner other than by instrument in writing duly signed by both parties hereto. This Lease being executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

         23.2 NO PARTNERSHIP. Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

         23.3 DETERMINATION OF RENTABLE AREA. The rentable area in the Office Complex and in the Premises is determined in accordance with the Building Standard method of office space calculation.

         23.4 BROKERS. Landlord recognizes American Ventures Realty Corporation as the sole broker procuring this Lease and shall pay said broker a commission pursuant to a separate agreement between said broker and Landlord. Landlord and Tenant each represent and warrant to the other that, except as provided above, neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease. Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by Tenant or with whom Tenant has dealt, other than the broker named in the first sentence of this Section.

         23.5 ESTOPPEL CERTIFICATES. Tenant shall, at any time from time to time, not less than twenty (20) days after written request from Landlord, execute, acknowledged and deliver to Landlord an estoppel certificate in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications); (b) the dates to which the rent and other charges hereunder have been paid by Tenant; (c) that Tenant is not in default in the payment of rent or any additional charges to Landlord or in the performance of any of Tenant's obligations hereunder, or, if in default, stating such default; (d) whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying the nature of such default; (e) that so far as Tenant knows, no event has occurred which authorizes, or with the lapse of time will authorize, Landlord or Tenant to terminate this Lease or, if such event has occurred, stating such event; (f) that so far as Tenant knows, neither party has any such offsets, counterclaims or defenses or, if either party has any such offsets, counterclaims or defenses, stating them; (g) the address to which notices to Tenant are to be sent, and (h) any other factual matters with regard to this lease which may be reasonably requested by Landlord.

Landlord may, at its option, from to time to time prepare and submit to Tenant for its execution an estoppel certificate setting forth those matters specified in this Section, in substantially the same form as the form of estoppel certificate attached hereto as Exhibit "F" (the "Form Estoppel Certificate"). If Tenant fails to return to Landlord an executed estoppel certificate within fifteen (15) days after receipt from Landlord of the completed Form Estoppel Certificate, then Tenant shall be deemed to have certified, agreed to and accepted the terms and provisions of such completed Form Estoppel Certificate, and all statements and certifications set for the therein shall be and become binding upon Tenant as if Tenant had fully and properly executed and delivered such completed Form Estoppel Certificate within the time provided therefor.

Any such certificate delivered by Tenant may be relied upon by any owner of the Office Complex or the Land, any prospective purchaser of the Office Complex or the Land, any mortgagee or prospective mortgagee of the Office Complex or the Land, or any prospective assignee of any such mortgagee.

         23.6 WAIVER OF JURY TRIAL. Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, and/or any claim or injury or damage.

         23.7 WAIVER OF RIGHT OF REDEMPTION. Tenant, for itself and for all persons claiming by, through or under it, hereby expressly waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Premises.

         23.8 VENUE. The venue of any suit or proceeding brought for the enforcement of or otherwise with respect to this Lease shall always be lodged in the State Courts of the Eleventh Judicial Circuit in and for Dade County, Florida regardless of whether, under any applicable principle of law, venue may also be properly lodged in the courts of any other Federal, State or County jurisdiction.

         23.9 NOTICES. All notices or other communications required hereunder shall be in writing and shall be deemed duly given on the date delivered, if in person (with receipt therefor), or three (3) days following posting with the United States Mail, if sent by certified or registered mail, return receipt requested, postage prepaid, to the following address: (i) If to Landlord at 255 Alhambra Circle, Suite 1100, Coral Gables, Florida 33134; (ii) if to Tenant, at the Premises, notices to Tenant shall also be sent to the attention of Mr.Charles W. Mineo, Vice President, and in a separate envelope to Mr. Larry Petersen, Chief Financial Officer & Sr. Vice President. Either party may change its address for the giving of notices by notice given in accordance with this Section. Any notice mailed to the last designated address of any person or party to which a notice may be or is required to be delivered pursuant to this Lease shall not be deemed ineffective if actual delivery cannot be made due to a change of address of the person or party to which the notice is directed or the failure or refusal of such person to accept delivery to the notice.

         23.10 RULES OF CONSTRUCTION. If any provision of this Lease or the application thereof to any person or circumstances shall to be any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be effected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution. Article and section headings are use herein for the convenience of reference and shall not be considered when construing or interpreting this Lease.

         23.11 SUCCESSORS AND ASSIGNS. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns, subject to the provisions hereof restricting assignment, transfer or subletting by Tenant.

         23.12 WAIVER. No release, discharge or waiver of any provision hereof shall be enforceable against or binding upon Landlord or Tenant unless in writing and executed by Landlord or Tenant, as the case may be. Neither the failure of Landlord or Tenant to insist upon a strict performance of any of the terms, provisions, covenants, agreements and conditions hereof, nor the acceptance of rent by Landlord with knowledge of a breach of this Lease by Tenant in the performance of its obligations hereunder, shall be deemed a waiver of any rights or remedies that Landlord or Tenant may have or a waiver of any subsequent breach or default in any of such terms, provisions, covenants, agreements and conditions.

         23.12(a) LANDLORD'S CONSENT OR APPROVAL. Whenever Landlord's consent or approval is permitted or required under this Lease, except as expressly otherwise provided herein, Landlord's consent or approval shall not be unreasonably withheld or delayed.

         23.13 COSTS AND ATTORNEYS' FEES. If either party shall bring an action to recover any sum due hereunder, the court may award to the prevailing party its reasonable costs and reasonable attorneys' fees, specifically including reasonable attorneys' fees incurred in connection with any appeals, whether or not taxable as such by law.

         23.14 TIME OF THE ESSENCE. Time is of the essence of each provision of this Lease.

         23.15 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

         23.16 NO RECORDING. This Lease shall not be recorded.

         23.17 RADON GAS NOTIFICATION. In accordance with the requirements of Florida Statues Section 404.56(8) the following notice is hereby given:

         RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

         23.18 EFFECTIVE DATE. Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation or of option for the Premises, or any other space or Premises in or about the Building or Office Complex. This instrument shall be binding upon the parties hereto only upon the execution and delivery by the party to be bound and this instrument shall become effective as a lease only upon the execution and delivery by both Landlord and Tenant.

         23.19(a) AUTHORITY. Landlord and Tenant and each of the individuals who are signatories on behalf of Landlord and Tenant warrant that all consents or approvals required of third parties (including, but not limited to, the offices and directors of Landlord and Tenant) for the execution, delivery, and performance of this Lease have been obtained and that Landlord and Tenant have the right and authority to enter into and perform their covenants contained in this Lease.

                                  ARTICLE XXIV
                                RENEWAL OPTIONS

         24.1 GRANT OF RENEWAL OPTIONS. PROVIDED THAT: (A) TENANT IS NOT IN DEFAULT UNDER ANY OF THE MONETARY OR MATERIAL NON-MONETARY TERMS AND CONDITIONS OF THIS LEASE ON THE DATE OF EXERCISE OF EITHER RENEWAL OPTION, AND (B) TENANT GIVES THE "RENEWAL NOTICE" (AS DEFINED IN SECTION 24.2 HEREOF) TO LANDLORD IN A PROPER AND TIMELY FASHION; TENANT (BUT NOT SUBTENANT OR ASSIGNEE) SHALL HAVE THE OPTION (THE "RENEWAL OPTION(S)") TO RENEW THIS LEASE FOR TWO (2) ADDITIONAL SUCCESSIVE TERMS OF FIVE (5) YEARS EACH (THE "RENEWAL TERMS(S)" AND/OR THE "FIRST RENEWAL TERM" AND "SECOND RENEWAL TERM", RESPECTIVELY), WITH THE FIRST RENEWAL TERM COMMENCING IMMEDIATELY AFTER THE EXPIRATION OF THE INITIAL TERM.

         24.2 EXERCISE OF RENEWAL OPTIONS(S). IN ORDER TO EXERCISE EITHER RENEWAL OPTION, TENANT MUST GIVE LANDLORD WRITTEN NOTICE ("RENEWAL NOTICE") OF ITS EXERCISE OF SUCH RENEWAL OPTION NOT LESS THAN 220 DAYS PRIOR TO THE EXPIRATION OF THE INITIAL TERM OR THE FIRST RENEWAL TERM, AS THE CASE MAY BE. IN THE EVENT TENANT FAILS TO DELIVER THE RENEWAL NOTICE TO LANDLORD AS SPECIFIED ABOVE, OR TENANT IS OTHERWISE NOT PERMITTED TO EXERCISE ANY RENEWAL OPTION UNDER THIS LEASE, THEN ANY REMAINING RENEWAL OPTIONS(S) SHALL TERMINATE AND BE NULL AND VOID AND THIS LEASE SHALL EXPIRE ON THE EXPIRATION DATE OF THE THEN EXISTING INITIAL TERM OR RENEWAL TERM, AS THE CASE MAY BE.

         24.3 TERMS OF THE LEASE DURING RENEWAL TERM(S). DURING EACH RENEWAL TERM, ALL THE TERMS, CONDITIONS AND PROVISIONS OF THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT EXCEPT: (A) THERE SHALL BE NO ADDITIONAL RENEWAL TERMS(S) OTHER THAN THE RENEWAL TERMS SET FORTH ABOVE; (B) LANDLORD SHALL NOT BE OBLIGATED TO PERFORM ANY ADDITIONAL TENANT IMPROVEMENT WORK AND PROVISIONS OF THIS LEASE CONCERNING ANY LANDLORD BUILDOUT OBLIGATIONS, TENANT IMPROVEMENTS ALLOWANCES, FREE RENT, CONCESSIONS, MOVING ALLOWANCES AND SIMILAR CREDITS, IF ANY, SHALL NOT APPLY: (C) THE "BASE RENT" SHALL, FOR THE FIRST LEASE YEAR OF EACH RENEWAL TERM BE EQUAL TO "FAIR MARKET RENTAL RATE" (AS DEFINED IN SECTION
24.4 HEREOF) FOR THE PREMISES, WHICH FAIR MARKET RENTAL RATE SHALL INCLUDE, WITHOUT LIMITATION, INCREASES IN BASE RENT, IF ANY, DURING EACH YEAR OF EACH RENEWAL TERM AS MAY THEN BE CONSIDERED PREVAILING, AS WELL AS THE THEN EXISTING BASIC COST AS A PORTION OF BASE RENT, WITH THE UNDERSTANDING THAT TENANT'S SHARE OF INCREASE IN BASIC COST OCCURRING THEREAFTER WILL BE PAID BY TENANT TO LANDLORD AS ADDITIONAL RENT. THE INITIAL BASIC COST IN SECTION 3.4 OF THIS LEASE SHALL BE DEEMED TO BE THE BASIC COSTS FOR THE CALENDAR YEAR IN WHICH THE APPLICABLE RENEWAL TERM COMMENCES.

         24.4 FAIR MARKET RENTAL RATE. "FAIR MARKET RENTAL RATE" SHALL BE DETERMINED AS PROVIDED IN THIS SECTION 24.4. AT LEAST 220 DAYS PRIOR TO THE EXPIRATION OF THE INITIAL TERM OF THE FIRST RENEWAL TERM, AS THE CASE MAY BE, AT TENANT'S WRITTEN REQUEST LANDLORD SHALL NOTIFY ("RENTAL NOTICE") TENANT, IN WRITING, OF ITS GOOD FAITH DETERMINATION OF THE PER SQUARE FOOT RENTAL RATE (INCLUDING INCREASES, IF ANY, IN BASE RENT DURING EACH YEAR) A TENANT TAKING SIMILAR SIZE SPACE IN SUCH MARKET WOULD, AT THAT TIME, PAY AS RENT, IF ANY, RENT THAT MAY BE CUSTOMARY FOR THE PREMISES OR SPACE COMPARABLE THERETO IN A COMPARABLE BUILDING IN CORAL GABLES, FLORIDA ("FAIR MARKET RENTAL RATE"). TENANT WILL HAVE FIFTEEN (15) DAYS AFTER RECEIPT OF THE RENTAL NOTICE TO NOTIFY LANDLORD, IN WRITING, IF TENANT DISAGREES WITH THE FAIR MARKET RENTAL RATE SET FORTH IN THE RENTAL NOTICE. IF TENANT FAILS TO TIMELY NOTIFY LANDLORD, IN WRITING, TENANT SHALL BE DEEMED TO HAVE ACCEPTED THE FAIR MARKET RATE SET FORTH IN THE RENTAL NOTICE. IF TENANT TIMELY NOTIFIED LANDLORD THAT IT DISAGREES WITH THE FAIR MARKET RENTAL RATA SET FORTH IN THE

RENTAL NOTICE, TENANT AND LANDLORD SHALL EACH NOTIFY THE OTHER WITHIN TEN (10) DAYS FOLLOWING TENANT'S NOTICE OF AN ARBITRATOR WITH A MINIMUM OF TEN (10) YEARS' EXPERIENCE AS AN MIA APPRAISER IN DADE COUNTY, FLORIDA. THE TWO ARBITRATORS SO SELECTED SHALL THEN PROMPTLY SELECT A THIRD ARBITRATOR, ALSO WITH TEN (10) YEARS EXPERIENCE AS AN MIA APPRAISER AND THE THREE ARBITRATORS, WITHIN NO MORE THAN FIFTEEN (15) DAYS, SHALL DETERMINE THE FINAL FAIR MARKET RENTAL RATE (BASED ON THE PARAMETERS DESCRIBED ABOVE) AND NOTIFY BOTH OF THE PARTIES OF THE DECISION, IN WRITING, WITH THE MAJORITY OF THE ARBITRATORS DECIDING. IF ANY PARTY FAILS TO TIMELY SELECT AN ARBITRATOR, THEN THE ONE ARBITRATOR TIMELY SELECTED SHALL FINALLY DETERMINE THE FAIR MARKET RENTAL RATE. THE COST OF ARBITRATION WILL BE SHARED EQUALLY BETWEEN LANDLORD AND TENANT.

IN WITNESS WHEREOF, the undersigned Guarantor(s) has or have, as the case may be caused these presents to be executed on this 20th day of July, 1996.

Signed, sealed and delivered         LANDLORD:
in the presence of:                  Blumberg/Alhambra Partners,
                                     a Florida general partnership

                                     By: American Ventures Property Fund-1, Ltd.
                                     a Florida general partnership as
         [ILLEGIBLE]                 General Partner
-------------------------------
                                     By: AVRA - GPI, Inc.
                                     a Florida corporation as General Partner


         [ILLEGIBLE]
-------------------------------      By:  /s/ Philip F. Blumberg
                                        ---------------------------------------
                                     Philip F. Blumberg, President





WITNESS:                             TENANT:
                                     Sunglass Hut International, Inc.
                                     a Florida corporation

         [ILLEGIBLE]
-------------------------------      By: /s/ Jack Chadsey
                                        ---------------------------------------
                                             Jack Chadsey
  /s/ Claudia Black
-------------------------------      Title:  President and CEO
                                           ------------------------------------

                                              (CORPORATE SEAL)

                                  EXHIBIT "A"

                    TO OFFICE SPACE LEASE AGREEMENT BETWEEN

                     BLUMBER/ALHAMBRA PARTNERS, AS LANDLORD

                 AND SUNGLASSHUT INTERNATIONAL, INC.,AS TENANT

                                DATED JULY, 1996

                           LEGAL DESCRIPTION OF LAND

Lots, 1,2,3,4,5,6,7,8,9,10,11,12,13,14,35,36,37,38,39,40,41,and 42, together with Lot 15 less the East 18.21 fee thereof, Block 25, CORAL GABLES, SECTION "K", according to the plat thereof recorded in Plat Book 8 at Page 33 of the Public Records of Dade County, Florida.




















Initials of:

______________
Landlord

______________
Tenant

                                    Page A-1

                                  EXHIBIT "B"

                    TO OFFICE SPACE LEASE AGREEMENT BETWEEN

                     BLUMBERG/ALHAMBRA PARTNERS, AS LANDLORD

                 AND SUNGLASSHUT INTERNATIONAL, INC.,AS TENANT

                             DATED __________, 1996


                                   FLOOR PLAN


                               [GRAPHICS OMITTED]




















Initials of:

______________
Landlord

______________
Tenant

                                    Page B-1

                                  EXHIBIT "C"

                    TO OFFICE SPACE LEASE AGREEMENT BETWEEN

                     BLUMBER/ALHAMBRA PARTNERS, AS LANDLORD

                 AND SUNGLASSHUT INTERNATIONAL, INC.,AS TENANT

                                DATED JULY, 1996

                                   WORKLETTER

        Landlord and Tenant hereby agrees as follows:

         1. TENANT IMPROVEMENT WORK. Tenant Acknowledges that it has previously inspected the Premises and Tenant is accepting the Premises in "As Is" condition. Tenant further acknowledges that certain improvements presently exists or serve the Premises, such as elevators, windows, air supply equipment, fire sprinklers, and stubbing out of electrical and telephone services to the floor. Tenant agrees that any repair or renovation to any such items or any equipment in the Premises to restore same to good working order shall be part of the Tenant Improvement Work. Tenant shall have a space plan ("Space Plan") prepared by Slack Alvarez Associates, and submitted to Landlord for its written approval (which approval shall not be unreasonably withheld or delayed); which Space Plan shall be prepared at Tenant's expense. Tenant shall submit the space plan to Landlord for its approval on or before thirty (30) days after the date of this Lease. Landlord shall approve or request revisions to the Space Plan within five (5) business days after submittal to Landlord and Tenant shall revise the Space Plan (if so requested by the Landlord) and submit such revised Space Plant to Landlord for approval as provided above within (10) days after Landlord so requests.

         Tenant shall cause its architect and Martin-Vilato Engineers to promptly prepare or have prepared "Construction Documents" reflecting the final architectural and engineering design consisting of working drawings with detailed plans and specifications substantially in accordance with the approved Space Plan. The Construction Documents shall be delivered to the Landlord for its approval which shall not be unreasonably withheld or delayed within ten (10) days after approval of the Space Plan. The Space Plan and Construction Documents (including architectural) design, engineering specifications, detailed plans and specifications, and final working drawings), are collectively and severally referred to herein as the "Plans". The Plans shall be subject to the review and reasonable approval of Landlord (provided that any approvals given by Landlord hereunder shall be for Landlord's benefit only with no other party or person being entitled to rely thereon). Approval of Plans shall not be unreasonably withheld or delayed. In the event of a conflict or inconsistency between the Construction Documents and the Space Plan, the Construction Documents shall control. Tenant shall cause the approved Contractor who is awarded the job to Substantially Complete, build out and improve the Premises substantially in accordance with building standard finishes, together with specified upgrades, as expressly set forth in the Plans (collectively the "Tenant Improvement Work") which Tenant Improvement Work shall include without limitation, the following:

          (a) Energy efficient electrical lighting with electronic ballasts. Tenant shall pay for all electrical and other utility meters, including necessary switchgear, feeders and distribution panels;

          (b)  Floor covering;

          (c)  Wall treatment;

          (d)  Fixtures required by Tenant;

          (e) Water lines, if any, required by Tenant, from the central locations to locations shown in the plans;

          (f)  Doors, door frames and hardware;

          (g)  Plumbing facilities, including fixtures required by Tenant;

          (h)  Equipment and facilities for air conditioning and heating;

          (i)  Sprinkler system; and


                                    Page C-1

          (j)  Drop ceiling

         However, all "Shell Improvements" for the Building and Premises have been constructed and installed by Landlord at it expense. "Shell Improvements" shall mean the following:

         (1) exterior Building windows, walls and roof structure and finished or unfinished concrete block and sheetrock walls surrounding common area;

         (2) unfinished concrete floors and ceilings in their current finished or unfinished conditions;

         (3) fully equipped and finished common areas and service areas, including exit stairwells, elevators, elevator lobbies, main Building lobby area, restrooms, and mechanical and electrical rooms.

         (4) ventilation, and air-conditioning equipment as exists in Premises;

         (5) electrical meter rooms equipped with panels and breakers; and

         (6) automatic sprinkler system with construction heads as exists in Premises.

         2. SELECTION OF CONTRACTOR: Promptly following the completion and approval of the Plans, Tenant shall select a licensed and insured general contractor, subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed (the "Approved Contractor") for the construction of the Tenant Improvement Work in accordance with the approved Plans.

         3. IMPROVEMENT ALLOWANCES: In consideration for Tenant funding all Tenant Improvement Work, Landlord shall provide abatement of Base Rent in accordance with the schedule in Article III Section 3.2 of this Lease "Tenant Improvement Allowance". Tenant agrees that the dollar value of such Tenant Improvement Allowance shall be used to pay the cost of: (i) the preparation of the Plans, (ii)obtaining the building permit and Certificate of Occupancy (or functional equivalent) from the City of Coral Gables, (iii) required demolition;
(iv) the Tenant Improvement Work, and (v) buildout costs including, without limitation, government impact fees, refurbishing of existing improvements, decorations, signage and relocations and installation of HVAC system. The above shall include, without limitation, the purchase and installation of drywall partitions, ceiling, carpeting, wallcovering, window treatments and energy efficient and lighting fixtures. The Tenant shall have the right to use any existing Improvements in the Premises without additional costs and without deduction from the Improvement Allowance. Any requests by Tenant to modify the Plan or have any work ("Extra Work") not constituting a part of the Tenant Improvement Work to be installed in the Premises, shall require Landlord's prior written approval and any delays occasioned thereby (including, without limitation, a reasonable time for Landlord to review and approve revised Plans) shall be "Tenant Delays".

         4. MISCELLANEOUS

         (a) The Tenant Improvement Work shall be done, in accordance the terms, conditions, and provisions herein contained.

         (b) Except as expressly set forth herein or in the Lease, Landlord has no obligation to do any work with respect to the Premises.

         (c) Except as (and to the Extent) expressly provided in the Lease, this Workletter shall be deemed applicable to any additional area added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extensions of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly otherwise provided in the Lease or any riders or supplement thereto.

         (d) With respect to any amounts owned by Tenant hereunder and not paid when due or Tenant's failure to perform its obligations hereunder, Landlord shall have all the rights and remedies granted to Landlord under the Lease for non-payment by Tenant of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder.

         (e) Tenant and Tenant's agents shall be permitted to enter the premises prior to the Commencement Date in order that Tenant may substantially complete the Tenant Improvements Work and such other work (as approved by Landlord hereunder) required by Tenant to make the Premises ready for Tenant's use and occupancy. Such entry prior to Commencement Date is conditioned upon: (a) Tenant maintaining such insurance as Landlord may reasonably required, and(b) Tenant and Tenant's agents,

                                    Page C-2
contractors, workman, mechanics, suppliers and invitees, working in harmony and not interfering, with Landlord's work, if any, in the Premises or in the construction of Tenant Improvements or other improvements for other tenants and occupants of the Building. Tenant agrees that any such entry into and occupation of the Premises will be deemed to be under all applicable terms, covenants, conditions and provisions of the Lease except as to the covenant to pay rent, and further agrees Landlord will not be liable in any way for any injury, loss or damage which may occur to any of the Tenant's Work and installation made in the Premises or to any property placed therein prior to the Commencement Date, the same being of Tenant's sole risk.

         (f) Landlord's review and approval of any Plans or other documents requiring Landlord's approval shall be conducted for Landlord's benefit only and shall not constitute any representation, implication, warranty or certification as to the correctness, completeness, accuracy or feasibility of such Plans, documents or any work, items or systems shown therein or contemplated thereby or of their compliance with government codes, laws, ordinances, rules, regulations or other applicable requirements. No warranty (express or implied) is made by Landlord with respect to the design or suitability if the Tenant Improvement Work.

         (g) Landlord shall provide the freight elevator at no charge to Tenant for Tenant's move into the Premises. Tenant shall schedule the times for such elevator use with Landlord.

         (h) Promptly upon completion of the Tenant Improvement Work and within
(30) days of Tenant taking occupancy of the Premises, Tenant shall deliver a complete set of fully executed lien releases and warranty packages from all suppliers and subcontractors that performed work or supplied materials during the course of constructing the Premises.

         (i) All defined terms in this Work Letter shall have the same meaning as in the Lease except as otherwise specifically defined herein.




















Initials of:

______________
Landlord

______________
Tenant


                                    Page C-3

                                  EXHIBIT "D"

                     TO OFFICE SPACE LEASE AGREEMENT BETWEEN

                     BLUMBERG/ALHAMBRA PARTNERS, AS LANDLORD

                 AND SUNGLASS HUT INTERNATIONAL, INC.,AS TENANT

                                DATED JULY __, 1996

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT, made this _____ day of July, 19__ by and between Blumberg/Alhambra Partners, a Florida General Partnership ("Landlord") and, Sunglass Hut International, Inc. ("Tenant").

                                  WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Office Space Lease Agreement, dated July __, 1996 the ("Lease") with respect to the demise of certain premises (the "Premises"), as more particularly described in the Lease, and

         WHEREAS, all terms defined in the Lease shall have the same meanings when referred to herein; and

         WHEREAS, Landlord and Tenant desire to confirm and acknowledge (i) the actual Lease Commencement Date, (ii) the commencement of Tenant's obligations attendant upon such Lease Commencement Date, (iii) the Lease Expiration Date, and (iv) the actual square footage of the Premises, as described and defined by the Lease.

         NOW, THEREFORE, in consideration of the premises hereof and the mutual promises and covenants contain herein and in the Lease, Landlord and Tenant hereby agrees as follows:

         1. The Lease Commencement Date Shall be the 1st day of August, 1996 and the Lease Expiration Date shall be the 31 day of July, 2006. It is understood and agreed by Landlord and Tenant that any and all of Tenant's covenants and obligations set forth in the Lease shall become effective as of the said Lease Commencement Date, including, but not limited to, (i) Tenant's obligatin to pay Base Rent and Additional Rent, (ii) Tenant's obligation to maintain insurance, and (iii) all other monetary or non-monetary covenants of Tenant set forth in the Lease.

         2. The number of square feet comprising the Premises in confirmed to be 13,09 square feet, and such number of square feet shall be substituted for the approximate square footage as set forth in Article I of the Lease, and in each and every other Article of the Lease wherein reference is made to the approximately number of square feet compromising the Premises.

         EXCEPT as hereby modified and amended, all other terms, provisions, covenants and conditions of the Lease shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to Lease to be executed by their duly authorized representatives on or as of the day and year above written.

Signed, sealed and delivered         LANDLORD:
in the presence of:                  Blumberg/Alhambra Partners,
                                     a Florida general partnership

                                     By: American Ventures Property Fund-1, Ltd.
                                     a Florida general partnership as
         [ILLEGIBLE]                 General Partner
-------------------------------
                                     By: AVRA - GPI, Inc.
                                     a Florida corporation as General Partner


         [ILLEGIBLE]
-------------------------------      By:  /s/ Philip F. Blumberg
                                        ---------------------------------------
                                     Philip F. Blumberg, President





WITNESS:                             TENANT:
                                     Sunglass Hut International, Inc.
                                     a Florida corporation

         [ILLEGIBLE]
-------------------------------      By: /s/ Jack Chadsey
                                        ---------------------------------------
                                             Jack Chadsey
  /s/ Claudia Black
-------------------------------      Title:  President and CEO
                                           ------------------------------------

                                              (CORPORATE SEAL)

                                    Page D-1

                                  EXHIBIT "E"

                    TO OFFICE SPACE LEASE AGREEMENT BETWEEN

                     BLUMBERG/ALHAMBRA PARTNERS, AS LANDLORD

                 AND SUNGLASS HUT INTERNATIONAL, INC.,AS TENANT

                                DATED JULY, 1996

                             RULES AND REGULATIONS

         The following rules and regulations ("Rules and Regulations") have been formulated for the safety, comfort and well-being of all tenants of the Office Complex. Strict adherence to the Rules and Regulations is necessary to guarantee that each and every tenant will enjoy a safe and undisturbed occupancy of its premises in the Office Complex. Any continuing violation of the Rules and Regulations by any tenant shall constitute a default by such tenant under its Lease. Unless the context otherwise requires, the terms used in this Exhibit that are defined in the Lease shall have the same meaning as provided in the Lease.

         1. LANDLORD'S RIGHT TO CONTROL, GENERALLY. Landlord shall have the right to control and operate the public portions of the Office Complex, and the facilities furnished for the common use of the tenants of the Office Complex, in such manner as Landlord deems best for the benefit of the tenants generally.

         2. USE. The use of its premises by any tenant shall not be changed without the prior approval of Landlord. No space in the Office Complex shall be used for the manufacture of goods for sale in the ordinary course of business, or for the sale at auction of merchandise, good or property of any kind. The premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purposes.

         3. NO OBSTRUCTION. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls and other parts of the Office Complex not exclusively occupied by any tenant shall not be obstructed or blocked by any tenant or used for any purposes other than ingress and egress to and from each tenant's premises. If a tenant's premises are situated on the ground floor of the Office Complex, the tenant thereof shall, at such tenant's own expense, keep the sidewalks and curb directly in front of its premises clean and free from trash and debris. Mats, trash or other objects shall not be placed in any public corridors of the Office Complex. No tenant shall permit the congregation of persons in its premises in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and other public portions or facilities of the Office Complex by other tenants. No tenant shall throw anything out of the doors or windows or down the corridors or stairs of the Office Complex.

         4. NO DISTURBANCE. No tenant shall make any unseemly or disturbing noises or disturb or interfere with the occupants of the Office Complex or neighboring buildings or premises of those having business with them, whether by the use of any musical instrument, radio, talking machine, whistling, singing, or in any other way. No tenant shall construct, maintain, use or operate within its respective premises any electrical device, wiring or apparatus in connection with a loudspeaker system or other sound system, except as reasonably required as part of a communication system approved prior to the installation thereof by Landlord. No such loudspeaker or sound system shall be constructed, maintained, used or operated outside the premises. No cooking or heating of food shall be done or permitted by any tenant on its premises. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from its premises.

         5. NO CANVASSING. Canvassing, soliciting and peddling in the Office Complex is prohibited and each tenant shall cooperate to prevent the same.

         6. NO AWNING, ETC. No Awnings or other projections shall be attached to the outside walls of the Office Complex or to the exterior of any tenant's premises without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of any tenant's premises without the prior written consent of Landlord. All awnings, projections, curtains, blinds, shades, screens and other fixtures must be of a quality, type, design and color, and must be attached in the manner, approved by Landlord. Any drapes in any tenant's premises which are visible from the exterior of the Office Complex, whether installed by such tenant or Landlord, must be cleaned by such tenant, at its expense, at lease once per year without notice from Landlord.

                                    Page E-1

         7. NO SHOWCASES, MARKETING, ETC. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Office Complex, nor placed in the halls, corridors or vestibules without the prior written consent of the Landlord. There shall be no marking, painting, drilling into or defacement of the Office Complex or any part of the premises that is visible from public areas of the Office Complex.

         8. RESTROOMS. The restrooms, water and wash closets and other plumbing fixtures in the Office Complex shall not be used for any purposes other than those for which they were constructed, and no debris, rubbish, rags or other foreign substances of any kind shall be disposed of therein. Any damage resulting from misuse of the restrooms, water and wash closets and other plumbing fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

         9. BICYCLES, ANIMALS. No bicycles or vehicles and no animals, birds or pets of any kind shall be bought into or kept in or about the Office Complex or any tenant's premises, except that this rule shall not prohibit the parking of bicycles or vehicles in the garage in the Office Complex.

         10. FLAMMABLE MATERIALS. No flammable combustible or explosive fluid, chemical or substances shall be brought into or kept upon any tenant's premises.

         11. LOCKS. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in any existing locks or the locking mechanism therein without Landlord's prior written approval. All doors leading to the corridors or main halls shall be kept closed during business hours excepts as they may be used for ingress or egress. Each tenant shall, upon the termination of its tenancy, restore to the Landlord all keys of stores, offices, storage and toilet rooms either furnished to, or other wide procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the replacement cost thereof.

         12. THEFT OF LOSS. Each tenant shall be responsible for the protection and security of its premises and all property therein from robbery, theft, vandalism, pilferage or other loss. Each tenant, before closing and leaving the premises at any time, shall see that all windows and doors are closed and locked and all lights are turned off. Tenant shall furnish Landlord with "after-hours" emergency telephone numbers, for the sole use of Landlord at its discretion. Except for emergency purposes, Landlord will use its best efforts to keep such telephone numbers confidential.

         13. FREIGHT, HAND TRUCKS. Landlord reserves the right to inspect all freight to be brought into the Office Complex and to exclude from the Office Complex all freight which violates any of these Rules and Regulations or the Lease. There shall not be used in any tenant's premises, or in any halls or corridor of the Office Complex, either by any tenant or by any other persons in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. Each tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries made by or for such tenant to the Office Complex.

         14. MAINTENANCE OF NONSTANDARD FINISHES. Landlord shall not maintain any suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need arise for repairs of items not maintained by Landlord, Landlord will arrange for the work to be done at the expense of the tenant for which the work was performed.

         15. LANDLORD'S EMPLOYEES. Landlord's employees shall not perform any work to do anything outside of their regular duties, unless under special instruction from the management of the Office Complex. The requirements of tenants will be attended to only upon application to Landlord, and any such special requirements shall be billed to the tenant for which work is performed (and paid by such tenant with its next installment of rent) in accordance with the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and such tenant.

         16. LANDLORD'S RESERVED RIGHTS. Landlord reserves the right to exclude from the Office Complex at all times any person who is not known or does not properly identify himself to the Office Complex management or watchman on duty. Landlord may, at its options, require all persons admitted to or leaving the Office Complex between the hours of 6:00 p.m. and 7:30 a.m., Monday through Friday, and at any hour on Saturday, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom it authorizes entry into the Office Complex, and shall be liable to Landlord for all acts or omissions of such persons.

         17. COMPLIANCE. Tenant shall be responsible for the compliance by its employees and agents with the foregoing Rules and Regulations, and, with respect to Tenant's customers, invitees and guests, Tenant shall exercise due diligence in the enforcement and observations of these Rules and Regulations.

                                    Page E-2

         18. ENFORCEMENT BY LANDLORD. If any Tenant violates or fails to comply with any of its obligations as set forth in these Rules and Regulations or the Lease promptly after written notice from Landlord of such violation or non-compliance, then Landlord or its duly appointed employees, agents or contractors shall have the right to undertake such acts as may be reasonably necessary to cure or eliminate such violation or non-compliance at the sole cost of such Tenant, which cost shall constitute Additional Rent under such Tenant's lease.

         19. WAIVER. No release or waiver by Landlord of any provisions herein shall be enforceable by the Tenant in whose favor such waiver is granted unless in writing and executed by Landlord. The failure by Landlord to insist upon the strict performance of any of the terms or provisions hereof shall not be deemed a waiver of any rights or remedies of Landlord or a waiver of any subsequent violation or failure of compliance with these Rules and Regulations as the same may be amended from time to time.

         20. AMENDMENT. Landlord shall have the right to promulgate additional Rules and Regulations, amend or rescind any of the foregoing Rules and Regulations from time to time as Landlord, in its sole discretion, deems suitable for the safety, care and cleanliness of the Office Complex and the conduct of a first class office building therein. Each Tenant shall comply with all new or amended Rules and Regulations, upon receipt of written notice of the same from Landlord.

         21. CONSENT. Whenever the consent or approval of Landlord is required pursuant to these Rules and Regulations, such consent shall be in writing, and may be given or withheld by Landlord in its sole discretion.

         22. CONFLICT WITH LEASE. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend the terms, provisions, agreements, covenants and conditions of the Lease. In the event of any conflict between the Rules and Regulations and the Lease, the terms and provisions of the Lease shall prevail.








Initials of:

______________
Landlord

______________
Tenant


                                    Page E-3

                                   EXHIBIT "F"

                     TO OFFICE SPACE LEASE AGREEMENT BETWEEN

                    BLUMBERG / ALHAMBRA PARTNERS, AS LANDLORD

                 AND SUNGLASS HUT INTERNATIONAL, INC., AS TENANT

                                DATED JULY, 1996

                           TENANT ESTOPPEL CERTIFICATE

To:

Re:      Property Address:    255 Alhambra Circle, Coral Gables, Florida 33134

         Lease Date:          ________________________________________________

         Between: Blumerg / Alhambra Partners, a Florida General Partnership, Landlord

         and                  Sunglass Hut International, Inc., a Florida
                              Corporation, Tenant

         Square Footage
         Leased:               _____________

         Suite No.             _____________

         Floor:                _____________

         The undersigned, Tenant under the above referenced lease ("Lease"), certifies to Blumberg / Alhambra Partners, the following:

         1) The above-described Lease has not been canceled, modified, assigned, extended or amended except as follows:________________________________.

         2) Rent has been paid to the first day of the current month and all additional rent has been paid and collected in a current manner. There is no prepaid rent, except $_______________ Dollars ($___) and the amount of security deposit is $________________________________________
         Dollars ($____).

         3) We took possession of the leased premises on _________ and commenced to pay rent on ____________ in the amount of $_________.

         4) The Lease terminates on the ___ day of ___________, 1999 and we have the following renewal option(s)________________________________________
         ______________________________________________________________________.

         5) All work to be performed for us under the Lease has been performed as required and has been accepted by us, except _______________________
         __________.

         6) The Lease is in full force and effect and free from default thereunder by Landlord or Tenant, and we have no claims or defenses against the Landlord or offsets against rents or other sums due under the Lease.

         7) No event has occurred which authorizes, or with the passage of time will authorize, Landlord or Tenant to terminate this Lease.

         8) The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the said Lease or of the rents received therein, except ___________________________________.

         9) The undersigned has not assigned, or transferred the said Lease or sublet all or any portion of the demised premises ("Premises") nor does the undersigned hold the Premises under assignment or sublease, except
         ______________.

                                    Page F-1

         10) The base year for operating expenses and real estate taxes, as defined in the said Lease, is __________.

         11) The undersigned has no other interest in any other part of the building, of which the Premises form a part or to any personal property appurtenant thereto or used in connection therewith except
         ____________________________________.

         12) The undersigned has no right or option pursuant to the said lease or otherwise to purchase all or any part of the Premises or the building of which the Premises are a part.

         13) There are no other agreements written or oral between the undersigned and the Landlord with respect to the Lease and/or the leased premises and building.

         14) The statements contained herein may be relied upon by Landlord under the said Lease by any prospective purchaser of the fee of the Premises, and by any prospective mortgagee of Landlord's interest in the Premises.

         If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under his name.

In any event, the undersigned individual is duly authorized to execute this certificate.

Dated this ___ day of _______, 19__.

         Tenant:

         By:_________________________


                                    Page F-2

                              DISCLOSURE STATEMENT

RE: The sale/lease between American Ventures Realty Corporation as Seller/Landlord and Sunglass Hut International, Inc. as
         Purchaser/Tenant of the premises identified as 255 Alhambra Circle, Suite 1100, Miami, Florida.

         Pursuant to Ch. 475, Florida Statutes, and Rule 221V-10.033, Rules of the Florida Real Estate Commission, American Ventures Realty Corporation ("AVRC") makes the following disclosures.

I.       In the above transaction, AVRC represents:

         _________     (a) The Tenant/Purchaser only;

         ____X____     (b) the Landlord/Seller only;

         _________     (c) the SubTenant and Sublandlord jointly and such dual
                           agency is expressly consented to by the parties by their execution hereof.

II.      In the above transaction, AVRC shall receive its compensation from:

         _________     (a) The Tenant/Purchaser only;

         ____X____     (b) the Landlord/Seller only;

         _________     (c) both the Tenant/Purchaser and the Landlord/Seller and
                           such payment is expressly consented to by the parties by their execution hereof.

         The parties named below acknowledge and agree to representations and compensation disclosed above.

AMERICAN VENTURES REALTY CORPORATION        SUNGLASS INTERNATIONAL, INC.

By:      /S/ [ILLEGIBLE]                    By:      /S/ JACK CHADSEY
    --------------------------------           ---------------------------------

Title:  President                           Title: President and CEO
      ------------------------------

Date:  8/8/96                               Date: July 30, 1996
      ------------------------------             -------------------------------

                        TO OFFICE SPACE LEASE AGREEMENTS

THIS MODIFICATION ("Modification Agreement") to Office Space Lease Agreements is made and entered into as of the 30th day of September 1999, by and between BLUMBERG/ALHAMBRA PARTNERS ("Landlord") and SUNGLASS HUT INTERNATIONAL, INC. ("Tenant").

                                  RECITATIONS

         A. The Travelers Insurance Company, a Connecticut corporation ("Former Landlord") enetered into that certain Office Space Lease Agreement ("First Lease") dated October 28, 1993, covering and demising thirty three thousand five hundred fourteen (33,514) square feet of rentable floor space consisting of the entire 12th and 13th Floors of the building ("Building"), having a street address of 255 Alhambra Circle, Coral Gables, Florida 33134 and commonly known as Alhambra International Center. Landlord is the successor in interest to Former Landlord and is now the owner and holder of the record fee simple title to the Alhambra International Center and is the owner and holder of the Lessor's interest in and to the First Lease. The First Lease has been previously modified by First and Second Modifications of Space Lease Agreements executed by Landlord and Tenant dated November 23, 1994 and July 30, 1996, respectively, and reference to "First Lease" includes said modification. As modified, the First Lease covers forty two thousand one hundred eleven (42,111) square feet of Rentable Area.

         B. By Office Space Lease Agreement ("Second Lease") dated July 30, 1996 by and between Landlord and Tenant, Landlord leased to Tenant and Tenant leased from Landlord, thirteen thousand sixty nine (13,069) rentable square feet of floor space (the "Second Lease Premises" on the ground floor and seventh (7th) floor of the Building.

         C. Tenant has requested that the Second Lease be modified to increase the Premises covered and demised by that Lease by an additional Eight Thousand Two Hundred Fifteen (8,215) rentable square feet, located on the first (1st) and sixth (6th) floors of the Building, hereinafter more particularly located and described and hereinafter referred to as the "Expansion Space" and to modify other provisions of the Second Lease as necessary or desirable as a result of such increase in the size of the Premises. As a condition to its agreement to so modify the Second Lease, Landlord requires that the security deposit under the Second Lease be increased as hereinafter provided and be made security for the performance of both the First Lease and Second Lease by Tenant, as hereinafter provided. Landlord and Tenant have agreed to so modify the First Lease and Second Lease and desire that their entire understanding and agreement be reduced to writing as hereinafter stated.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and Ten Dollars ($10.00) and other good and valuable considerations passing between the parties, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing recitations are true and correct and incorporated herein by reference.

         2. All capitalized terms utilized herein shall have the same meaning as set forth in the affected Lease except as expressly otherwise provided herein. In the event of any conflict between the

Terms of the affected Lease and the terms of this Modification Agreement, the terms hereof shall govern.

         3. The Expansion Space is located on the first and sixth floors of the Building and is identified as Suite 120 and 680, respectively, as graphically depicted on the floor plans attached hereto as Exhibit "A-1" and "A-2" and made a part hereof. As of January 1, 2000, the Expansion Space shall be added to and become a part of the Premises demised under and covered by the Second Lease and the term "Premises" shall, as of January 1, 2000, as used in the Second Lease, include both the original space demised under that Lease and the Expansion Space. On and after January 1, 2000 the expansion Space shall be included in the Premises under the Second Lease for the remaining term of the Lease, and said Premises is hereinafter referred to as the "Second Lease Premises".

         4. Section 1.2 of the Second Lease is hereby modified and amended to reflect that as of November 1, 1999, the Rentable Area of the Second Lease Premises is increased by the addition of the Expansion Space and on and after that date contains Twenty One Thousand Two Hundred Eighty Four (21,284) rentable square feet. All provisions of the Second Lease affected by an increase in the size of the Premises originally covered and demised by that Lease are hereby modified as appropriate to reflect such increase and the Lease is further modified and amended as hereinafter provided.

         5. The Second Lease is hereby further modified and amended as follows:

                  (a) The monthly installments of Base Rent payable under the Second Lease on the first day of each month are increased to reflect the addition of the Expansion Space by the amount of Eighteen Thousand Four Hundred Eighty Three and 75/100 Dollars ($18,483.75) ("Expansion Space Rent"), per month commencing January 1, 2000 and continuing throughout the term of the Lease, provided that the amount of such increase in the monthly installments of Base Rent attributable to the addition of the Expansion Space shall be adjusted as of the first day of January, 2001 and as of the first day of January of each year thereafter (the "Adjustment Date") during the term of the Second Lease by the greater of (i) four (4%) percent of the Expansion Space Rent last then in effect, or (ii) the sum obtained by multiplying the Expansion Space Rent last then in effect by the percentage increase in the CPI (as defined in the Second Lease) occurring between September of the then last preceding calendar year and September of the calendar year in which the adjustment is being made; provided that in no event shall the amount of increase in the monthly installments of Base Rent as of any Adjustment Date exceed sin (6%) percent of the Expansion Space Rent last then in effect. If the CPI for the month of September preceding any Adjustment Date shall not be available as of the Adjustment Date, the Expansion Space Rent shall be increased by 4% as above provided on the Adjustment Date and shall continue at that rate until the required CPI is available, whereupon the alternative calculation utilizing the CPI shall be made and if same shall result in a greater increase in the Expansion Space Rent than the 4% increase, the Expansion Space Rent shall be appropriately increased (subject to the limitation above stated) and any deficiency in the payments of Expansion Space Rent then accrued shall be paid with the next monthly installment of Base Rent becoming due.

                  (b) As its share of any Increase in Operating Costs as defined in Section 3.4 of the Second Lease attributable to the Expansion Space, Tenant's Share of Increases in Operating Costs shall be three and nine hundred fifty seven one thousandths (3 and 957/1000%) percent. For purposes of calculation of the amount of Tenant's Proportionate Share of Increases in Operating Costs for the

Expansion Space, the "Initial Basic Cost" for the Expansion Space shall be the Basic Cost for the calendar year 2000. Tenant's Proportionate Share of Increases in Operating Costs attributable to the Expansion Space shall, subject to the provisions of this paragraph be calculated and payable in accordance with the provisions of Article III of the Second Lease. Tenant's Proportionate Share and the Initial Basic Cost applicable to the portion of the Premises excluding the Expansion Space shall remain as provided in the Second Lease prior to this Modification and shall be so calculated and payable.

                  (c) Attached hereto as Exhibit "B" is a Work Letter referencing improvements to be made in the Expansion Space by Landlord. The Second Lease is hereby modified and amended to include the Work Letter hereto attached and Landlord and Tenant hereby agree to the terms and provisions of said Work Letter for the Expansion Space.

                  (d) As of January 1, 2000 Tenant's allotment of unassigned parking spaces under the Second Lease shall be increased from 32 to 53 unreserved parking spaces. The charge for additional unreserved parking space shall be $65.00 per month commencing January 1, 2000 subject to subsequent adjustment to market rate as provided by the Second Lease. Nothing herein shall affect the allotment of or charges for parking spaces provided in the First Lease.

                  (e) The Second Lease is hereby modified and amended to provide that Tenant shall be permitted window signage in the front window exposed to Alhambra Circle in the location and in accordance with the specifications provided by Tenant which shall be subject to Landlord's approval which approved, may be granted or withheld in Landlord's sole and absolute discretion. Such signage shall be at the cost of Tenant, shall comply with all applicable governmental rules, regulations and codes, and Tenant shall maintain same in first class condition and repair. No other signage visible from the exterior of the Expansion Space shall be permitted in or on the Expansion Space.

                  (f) Section 5.1 of the Second Lease is hereby amended by deleting the present text thereof and inserting in place and instead thereof the following:

                  Use. Throughout the term of this Lease, Tenant shall use and occupy the Second Lease Premises as defined in the Modification to Office Space Lease Agreements, excluding that portion thereof identified on Exhibit "A-1" hereto attached as "Retail Space", solely for general office use, and shall use and occupy that portion of the Second Lease Premises, identified on Exhibit "A" as "Retail Space" solely for the operation of a combined Sunglass Hut and Watch Station retail outlet of same general kind, character and quality as Sunglass Hut and Watch Station retail outlets presently in operation by Tenant in Miami-Dade County Florida. No use may be made of any portion of the Second Leased Premises other than as provided in the preceding sentence with regard to that portion of the Second Lease Premises, without the prior written consent of Landlord. Tenant shall keep the Retail Space open for the conduct of its business as a Sunglass Hut/Watch Station location during all normal retail hours in the general area of the Building. It is expressly agreed that neither Tenant nor any sublessee or assignee of Tenant may modify the design of the Expansion Space in any such way as to alter the existing appearance of the ground floor public areas including store fronts, corridors and lobby areas, except as expressly provided in said Modification to Office Space Lease Agreements. Tenant shall not use or occupy the Second Lease Premises for any unlawful purposes or in any manner that will constitute waste, nuisance or unreasonable annoyance to the Landlord or other Tenants of the Building.

                  (g) Tenant shall install at Landlord's request in Landlord's sole and absolute discretion "Building Standard" window blinds for all ground floor retail space.

         6. Prior to January 1, 2000, Tenant shall cause the Irrevocable Letter of Credit in the amount of Three Hundred Thousand and 00/100 Dollars ($300,000.00) presently held by Landlord as a security deposit under the Second Lease to be increased to Three Hundred Seventy Five thousand and 00/100 Dollars ($375,000.00), either by amendment by the issuer bank or replacement by Tenant.

         By this instrument, the Second Lease and the First Lease are modified and amended to provide that the amended or replaced Letter of Credit shall serve as a security deposit for the performance of both Leases by Tenant, subject to be drawn upon by Landlord upon default by Tenant in either Lease in accordance with the terms of each of said Leases and the amended or replaced Letter of Credit shall so provide. The provisions of the First Lease relating to the reduction in the amount of the security deposit represented by Letter of Credit originally provided under that Lease are hereby deleted and shall be of no further force or effect.

         7. Notwithstanding anything to the contrary provided in the Second Lease, as hereby modified, Tenant shall have the right to cease use of the Retail Space for the operation of a combined Sunglass Hut and Watch Station retail outlet and convert same to general office us in its operations, within six (6) months after November 1, 1999. If tenant shall be entitled to convert the Sunglass Hut/Watch Station retail operation in the Retail Space to general office use and shall elect to do so, Tenant shall give written notice thereof to Landlord accompanied by the required certification within said six (6) month period and shall thereupon convert the use of such space to general office use within said six (6) month period. Once so converted, the Retail Space shall, for the duration of the term of the Second Lease, be used for general office purposes in Tenant's operations and for no other purpose without Landlord's prior written consent.

         8. At the time of the execution of this Modification Agreement there is a sign mounted on the east granite wall of the Building bearing the name of the prior tenant "Dreyfus". Prior to occupancy of the Expansion Space by Tenant the sign shall be removed and Landlord agrees that Landlord will not lease the sign space to any party on or before December 31, 1999.

         9. Tenant represents and warrants to Landlord that there is no Broker involved on its behalf or employed in connection with the leasing of the Expansion Space or the negotiation or consummation of this Modification Agreement and agrees to indemnify and hold Landlord harmless against any claim or liability asserted by any broker claiming commission or compensation on account of this transaction as having represented Tenant or presented the Expansion Space to Tenant for leasing. Landlord represents and warrants to Tenant that expect for American Ventures Realty Corporation, there is no other broker involved on its behalf or employed by it in connection with the Leasing of the Expansion Space to Tenant or the negotiation and consummation of this Modification

Agreement, and agrees that all commissions and compensation due American Ventures Reatly Corporation shall be paid solely by Landlord.

         10. Except as herein expressly modified and amended, the First and Second Leases shall remain in full force and effect, otherwise unamended and unmodified.

         11. In accordance with the requirements of Section 404.56(6) the following notice is hereby given.

RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument as of the day and year first above written.

Signed, Sealed and Delivered
In the Presence of:                           LANDLORD:

         [ILLEGIBLE]
-------------------------------               Blumberg/Alhambra Partners,
         [ILLEGIBLE]                          a Florida general partnership
-------------------------------
       (As to Landlord)

                                              BY: American Ventures Property
                                              Fund-I, Ltd. A Florida limited
                                              partnership, managing partner

                                              BY: AVRA GPI, Inc., a Florida
                                              corporation As general partner

                                              BY: /s/ Philip F. Blumberg
                                                 -------------------------------
                                                  Philip F. Blumberg, President


                                              TENANT:

         [ILLEGIBLE]                          SUNGLASS HUT INTERNATIONAL, INC.
------------------------------
         [ILLEGIBLE]                          BY: /s/ Roger Kehm
------------------------------                   -------------------------------
      (As to Tenant)                              Roger Kehm
                                                  Senior Vice President
                                                  Real Estate and Construction

                                 EXHIBIT "A-1"

             MODIFICATION TO OFFICE SPACE LEASE AGREEMENTS BETWEEN

                   BLUMBERG / ALHAMBRA PARTNERS, AS LANDLORD

             AND COMPANY SUNGLASS HUT INTERNATIONAL, INC. AS TENANT

                            DATED SEPTEMBER 30, 1999

                                   FLOOR PLAN

                         ALHAMBRA INTERNATIONAL CENTER
                         -----------------------------
                                  First Floor

                               [GRAPHIC OMITTED]

Initials of:

Landlord

Tenant

                                 EXHIBIT "A-2"

             MODIFICATION TO OFFICE SPACE LEASE AGREEMENTS BETWEEN

                   BLUMBERG / ALHAMBRA PARTNERS, AS LANDLORD

             AND COMPANY SUNGLASS HUT INTERNATIONAL, INC. AS TENANT

                            DATED SEPTEMBER 30, 1999

                                   FLOOR PLAN

                         ALHAMBRA INTERNATIONAL CENTER
                         -----------------------------
                                  Sixth Floor

                               [GRAPHIC OMITTED]

Initials of:

Landlord

Tenant

                                   EXHIBIT "B"

              MODIFICATION TO OFFICE SPACE LEASE AGREEMENTS BETWEEN

                    BLUMBERG / ALHAMBRA PARTNERS, AS LANDLORD

             AND COMPANY SUNGLASS HUT INTERNATIONAL, INC. AS TENANT

                            DATED SEPTEMBER 30, 1999

                                   WORKLETTER

         Landlord and Tenant agree as follows:

         1. Plans. Landlord shall provide, at Tenant's expense, services of an architect, Slack Alvarez Associates (the "Architect Services"). As part of the Architect Services, Slack Alvarez Associates has prepared or shall prepare a preliminary space plan for the Expansion Space which shall include partitions, door location and finish specifications desired by Tenant. Upon approval of the preliminary space plan by both parties and a fully executed Lease, as part of the Architect Services, Slack Alvarez Associates shall, with the assistance of a qualified engineer, prepare construction documents (the "Construction Documents"), including partition detail, door location drawings, telephone rough-in locations, electrical specifications, HVAC specifications, reflected ceiling plan and finish specifications required by Tenant and consistent with the preliminary space plan. The Space Plan or Construction Documents and any changes thereto are subject to Landlord approval. Tenant agrees to pay for changes or alterations to the Space Plan or Construction Documents or any costs incurred by the Architect Services due to Tenant's or Landlord's request.

         2. Selection of Contractor. Promptly following the completion and Tenant approval of the Construction Documents, Landlord, shall prepare bid packages and shall solicit bids for the construction of the Work (hereinafter "Work") from the contractors Landlord deems qualified to work in the Building. Bids from the approved Contractors shall be delivered to the offices of Landlord. Landlord shall award the construction contract for the Work to such bidder among the approved contractors as Landlord deems appropriate in its sole discretion.

         3. Tenant Improvement Allowance. Landlord shall provide a Tenant Improvement Allowance (the "Allowance") of Eighty Two Thousand One Hundred Fifty and 00/000 Dollars ($82,150.00). Landlord shall first apply the Allowance to the total cost of the Work. In the event the cost of the Work exceeds the Allowance, prior to the commencement of the Work, Tenant shall pay to the Landlord fifty percent (50%) of the estimated cost of the Work in excess of the Allowance; and the remaining fifty percent (50%) of the estimated cost of the Work in excess of the Allowance shall be paid by the Tenant to the Landlord upon issuance of a Certificate of Occupancy by the City of Coral Gables. All additional costs attributable to change orders or modifications requested by Tenant, shall be at Tenant's expense and shall be payable within five (5) days of invoicing by Landlord.

         The Allowance is to be used solely for the purposes specifically set forth in this Workletter and for no other purpose unless otherwise agreed in writing by the parties hereto.

         4. Construction of Tenant Improvements. Except as provided in paragraph 5 hereinafter, Landlord shall cause to be performed within the Expansion Space, substantially in accordance with Construction Documents approved by Landlord and Tenant, partitions, interior doors, lights, fixtures, acoustical ceiling, floor covering, electrical outlets, telephone rough outs, HVAC supply and returns and other improvements required by Tenant which are normally performed by the construction trade.

         All Work (as defined in Paragraph 4 of this Workletter) will be performed by a contractor selected by Landlord, subject to the conditions set forth herein. All mechanical, structural, electrical, plumbing and fire sprinkler engineering required for the Work will be performed by the Landlord's engineers at Tenant's expense.

         Subject to the provisions of the lease and this Workletter, Landlord shall proceed with reasonable diligence to cause the work to be accomplished, subject to events beyond Landlord's reasonable control, including, without limitation, any of the items set forth in paragraph 8 of this Workletter.

         5. Other Work by Tenant. All work not within the scope of the normal construction trades employed by the Landlord, such as the furnishing and installing of window treatment, furniture, telephone equipment and wiring and office equipment shall be furnished and installed by Tenant at Tenant's expense. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such manner as to maintain harmonious labor relations and as not to unreasonably interfere with or delay the work of Landlord's contractors. Tenant's contractors, subcontractors and laborers shall be subject to the administrative supervision of Landlord's general contractor. Contractors and subcontractors engaged by Tenant shall employ sufficient personnel and means to insure so far as may be possible the progress of the work without interruption on account of strikes, work stoppage or similar causes for delay. Landlord shall give reasonable access and entry to the Expansion Space to Tenant and its contractors and subcontractors and reasonable opportunity and time and reasonable use of available facilities so as to enable Tenant to adapt the Expansion Space for Tenant's use; provided, however, that if such entry is prior to the commencement of the term of this Lease, such entry shall be subject to all of the terms and conditions of the Lease except the payment of rent.

         6. Substitute Materials. Landlord reserves the right to substitute materials, finishes, fixtures, equipment and the like for similar materials (hereinafter "Materials"), etc. which are of comparable quality.

         7. Completion-Punchlist. When Landlord, in its sole discretion, considers the Work substantially complete or about to be substantially completed, Landlord shall notify Tenant as to the date or anticipated date of substantial completion and of a time and date for inspection of the Work. Tenant agrees to inspect the Expansion Space at such time and on such date and to execute at the time of such inspection Landlord's form of inspection report which shall list items designated by Landlord as not yet completed and any additional items which Landlord and Tenant reasonably agree upon such inspection are not yet completed (said list is hereinafter referred to as the "Punchlist"). If the Punchlist consists only of items which shall not materially interfere with Tenant's ability to use and occupy the Expansion Space for its intended purpose, Tenant agrees to also execute at the time of such inspection a written statement that the Expansion Space has been substantially completed in accordance with this Workletter and the Lease subject only to the items listed on the Punchlist. If Tenant does not appear for inspection on the date designated or agreed upon, Tenant shall be deemed to have accepted the Expansion Space as substantially competed and Landlord or its representative may execute the Punchlist on behalf of both Landlord and Tenant. Tenant agrees that, at the request of Landlord from time to time after the initial inspection, Tenant shall initial the Punchlist or execute revised Punchlists to reflect partial completion of prior Punchlist items.

         At any time after substantial completion of the Work or the Commencement Date of the Term of the Lease, whichever occurs first, Landlord may enter the expansion Space to complete Punchlist items.

         8. Delays in Work. The following shall constitute Tenant Delays to substantial completion of the Work, which Tenant recognizes will delay completion of the Work.

                  (a) Tenant's delay of approving the space plan, the Construction Documents or any revision(s) thereto; or

                  (b) Tenant's delay in approving any pricing schedule or revisions thereto; or

                  (c) Landlord's inability to obtain any materials, finishes, or installations, or complete any construction procedures specially requested by Tenant as part of the Work on a timely basis; or

                  (d) Delay in commencement of any Work on account of Tenant's failure to pay for any portion of the cost of the Work as and when payable by Tenant hereunder; or'

                  (e) Tenant's requested changes in Tenant Work, Space Plan or Construction Documents; or

                  (f) Any other act, omission or delay by Tenant, its agents, contractors or persons employed by any such persons which directly delays the substantial completion of the Work.

9.       Miscellaneous.

                  (a) The Work shall be done by Landlord, or its designees, contractors or subcontractors, in accordance with the terms, conditions and provisions herein contained.

                  (b) Except as expressly set forth herein or in the Lease, Landlord has no other agreement with Tenant and has no separate obligation to do any other work with respect to the Expansion Space.

                  (c) Any person signing the Workletter on behalf of Landlord or Tenant warrants and represents he or she has the authority to do so.

                  (d) This Workletter shall not be applicable to any additional area added to the original Expansion Space at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Expansion Space or any additions thereto in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any riders or supplement thereto.

                  (e) With respect to any amounts owed by Tenant hereunder and not paid when due or Tenant's failure to perform its obligations hereunder, Landlord shall have all of the rights and remedies granted to Landlord under the Lease, as in the event of a default, for non-payment by Tenant of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder.